Exhibit 99.7(b)


                                                                EXECUTION COPY




==============================================================================



                          FIFTH AMENDED AND RESTATED
                  MORTGAGE LOAN SALE AND SERVICING AGREEMENT



                                    between



                      GREENPOINT MORTGAGE FUNDING, INC.,
                           as Seller and as Servicer



                                      and



                     MORGAN STANLEY MORTGAGE CAPITAL INC.,
                                 as Purchaser



                           Dated as of June 1, 2006


                                 Conventional,
                          Fixed and Adjustable Rate,
                          Residential Mortgage Loans



==============================================================================


                                                 TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----

Section 1         Definitions....................................................................................1


Section 2         Purchase and Conveyance.......................................................................17


Section 3         Mortgage Loan Schedule........................................................................17


Section 4         Purchase Price................................................................................17


Section 5         Examination of Mortgage Files.................................................................18


Section 6         Delivery of Mortgage Loan Documents...........................................................18

 Subsection 6.01   Possession of Mortgage Files.................................................................18
 Subsection 6.02   Books and Records............................................................................19
 Subsection 6.03   Delivery of Mortgage Loan Documents..........................................................19
 Subsection 6.04   MERS Designated Loans........................................................................20

Section 7             Representations, Warranties and Covenants; Remedies for Breach............................20

 Subsection 7.01   Representations and Warranties Regarding Individual Mortgage Loans...........................20
 Subsection 7.02   Seller Representations.......................................................................34
 Subsection 7.03   Remedies for Breach of Representations and Warranties........................................37
 Subsection 7.04   Repurchase of Mortgage Loans with Early Payment Defaults.....................................39
 Subsection 7.05   Premium Recapture............................................................................39

Section 8         Closing.......................................................................................40


Section 9         Closing Documents.............................................................................40


Section 10        Costs.........................................................................................41


Section 11        Administration and Servicing of the Mortgage Loans; Compliance with Regulation AB.............41

 Subsection 11.01  Servicer to Act as Servicer; Intent of the Parties; Reasonableness...........................41
 Subsection 11.02  Liquidation of Mortgage Loans................................................................43
 Subsection 11.03  Collection of Mortgage Loan Payments.........................................................43
 Subsection 11.04  Establishment of Custodial Account; Deposits in Custodial Account............................43
 Subsection 11.05  Withdrawals From the Custodial Account.......................................................45
 Subsection 11.06  Establishment of Escrow Account; Deposits in Escrow Account..................................46
 Subsection 11.07  Withdrawals From Escrow Account..............................................................46
 Subsection 11.08  Payment of Taxes, Insurance and Other Charges; Collections Thereunder........................47
 Subsection 11.09  Transfer of Accounts.........................................................................48
 Subsection 11.10  Maintenance of Hazard Insurance..............................................................48
 Subsection 11.11  Fidelity Bond; Errors and Omissions Insurance................................................49
 Subsection 11.12  Title, Management and Disposition of REO Property............................................49
 Subsection 11.13  Servicing Compensation.......................................................................50


                                                        -i-


 Subsection 11.14  Distributions................................................................................50
 Subsection 11.15  Statements to the Purchaser..................................................................51
 Subsection 11.16  Advances by the Servicer.....................................................................52
 Subsection 11.17  Assumption Agreements........................................................................52
 Subsection 11.18  Satisfaction of Mortgages and Release of Mortgage Files......................................53
 Subsection 11.19  Information to Be Provided by the Servicer in Compliance with Regulation AB..................53
 Subsection 11.20  Annual Statement as to Compliance; Report on Assessment of Compliance and Attestation........59
 Subsection 11.21  Annual Independent Public Accountants' Servicing Report or Attestation.......................60
 Subsection 11.22  Servicer Shall Provide Access and Information as Reasonably Required.........................61
 Subsection 11.23  Transfer of Servicing........................................................................61
 Subsection 11.24  Use of Subservicers and Subcontractors.......................................................63

Section 12            The Servicer..............................................................................64

 Subsection 12.01  Indemnification; Third Party Claims; Remedies................................................64
 Subsection 12.02  Merger or Consolidation of the Servicer......................................................67
 Subsection 12.03  Limitation on Liability of the Servicer and Others...........................................68
 Subsection 12.04  Seller and Servicer Not to Resign............................................................68

Section 13            Default...................................................................................69

 Subsection 13.01  Events of Default............................................................................69
 Subsection 13.02  Waiver of Defaults...........................................................................69

Section 14            Termination...............................................................................70

 Subsection 14.01  Termination..................................................................................70
 Subsection 14.02  Termination of the Servicer Without Cause....................................................71
 Subsection 14.03  Successors to the Servicer...................................................................71


                                                       -ii-


Section 15        Cooperation of Seller with a Reconstitution...................................................72


Section 16        Notices.......................................................................................73


Section 17        Severability Clause...........................................................................74


Section 18        No Partnership................................................................................75


Section 19        Counterparts..................................................................................75


Section 20        Governing Law Jurisdiction; Consent to Service of Process.....................................75


Section 21        Mandatory Delivery; Grant of Security Interest................................................76


Section 22        Intention of the Parties......................................................................76


Section 23        Successors and Assigns........................................................................77


Section 24        Waivers.......................................................................................77


Section 25        Exhibits......................................................................................77


Section 26        General Interpretive Principles...............................................................77


Section 27        Reproduction of Documents.....................................................................78


Section 28        Amendment.....................................................................................78


Section 29        Confidentiality...............................................................................78


Section 30        Entire Agreement..............................................................................78


Section 31        Further Agreements............................................................................78


Section 32        No Solicitation...............................................................................79


Section 33        Waiver of Jury Trial..........................................................................79


Section 34        Third Party Beneficiary.......................................................................79



                                   EXHIBITS


EXHIBIT 1      MORTGAGE LOAN DOCUMENTS

EXHIBIT 2      CONTENTS OF EACH MORTGAGE FILE

EXHIBIT 3      FORM OF INDEMNIFICATION AND CONTRIBUTION AGREEMENT

EXHIBIT 4      FORM OF CUSTODIAL ACCOUNT CERTIFICATION

EXHIBIT 5      FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT 6      FORM OF ESCROW ACCOUNT CERTIFICATION

EXHIBIT 7      FORM OF ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT 8      SELLER'S UNDERWRITING GUIDELINES

EXHIBIT 9      FORM OF MONTHLY REMITTANCE REPORT

EXHIBIT 10     FORM OF SELLER'S OFFICER'S CERTIFICATE

EXHIBIT 11     FORM OF OPINION OF COUNSEL TO SELLER

EXHIBIT 12     FORM OF SECURITY RELEASE CERTIFICATION

EXHIBIT 13     FORM OF SECURITY RELEASE CERTIFICATION

EXHIBIT 14     FORM OF ASSIGNMENT AND CONVEYANCE AGREEMENT

EXHIBIT 15     FORM OF ASSIGNMENT AND RECOGNITION AGREEMENT

EXHIBIT 16     FORM OF ANNUAL CERTIFICATION

EXHIBIT 17     SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

EXHIBIT 18     ADDITIONAL DISCLOSURE NOTIFICATION

                          FIFTH AMENDED AND RESTATED
                  MORTGAGE LOAN SALE AND SERVICING AGREEMENT

          THIS FIFTH AMENDED AND RESTATED MORTGAGE LOAN SALE AND SERVICING AGREEMENT (the "Agreement"), dated as of June 1, 2006, is hereby executed by and between MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation and its successors and assigns (the "Purchaser"), and GREENPOINT MORTGAGE FUNDING, INC., a New York corporation, in its capacity as seller (the "Seller") and in its capacity as servicer (the "Servicer").

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Purchaser and the Seller are parties to that certain Mortgage Loan Sale and Servicing Agreement, dated as of September 1, 2003 (the "Original Purchase Agreement"), the Seller desires to sell, from time to time, to the Purchaser, and the Purchaser desires to purchase from the Seller, certain conventional fixed and adjustable rate residential first-lien mortgage loans (the "Mortgage Loans") on a servicing-retained basis as described herein, which shall be delivered in pools of whole loans (each, a "Mortgage Loan Package") on various dates as provided herein (each, a "Closing Date");

          WHEREAS, at the present time, Purchaser and Seller desire to amend and restate the Original Purchase Agreement, as amended by that certain Amendment No. 1 to Mortgage Loan Sale and Servicing Agreement, dated as of September 22, 2004, as amended and restated by that certain First Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of March 15, 2005, as further amended and restated by that certain Second Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of May 1, 2005, as further amended and restated by that certain Third Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of September 1, 2005, and as further amended and restated by that certain Fourth Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of December 1, 2005 to make certain modifications as set forth herein.

          NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser, the Seller and the Servicer agree as follows:

          Section 1. Definitions. For purposes of this Agreement, the following capitalized terms shall have the respective meanings set forth below.

          Accepted Servicing Procedures: Procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account that are similar to the Mortgage Loans and which are in accordance with accepted mortgage servicing practices of prudent lending institutions.

          Adjustable Rate Mortgage Loan: A Mortgage Loan purchased pursuant to this Agreement, the Mortgage Interest Rate of which is adjusted from time to time in accordance with the terms of the related Mortgage Note.

          Agency Transfer: A Fannie Mae Transfer or a Freddie Mac Transfer.

          Agreement: This Fifth Amended and Restated Mortgage Loan Sale and Servicing Agreement including all exhibits, schedules, amendments and supplements hereto.

          ALTA: The American Land Title Association.

          Appraised Value: With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by a Qualified Appraiser and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by a Qualified Appraiser.

          Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form and in blank, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Purchaser.

          Business Day: Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the state in which (i) the Servicer is located or (ii) the Custodial Account is maintained, are authorized or obligated by law or executive order to be closed.

          Cash-Out Refinance: A Refinanced Mortgage Loan in which the proceeds received were in excess of the amount of funds required to repay the principal balance of any existing first mortgage on the related Mortgaged Property, pay related closing costs and satisfy any outstanding subordinate mortgages on the related Mortgaged Property and which provided incidental cash to the related Mortgagor of more than 1% of the original principal balance of such Mortgage Loan.

          Closing Date: The date or dates on which the Purchaser from time to time shall purchase, and the Seller from time to time shall sell, the Mortgage Loans listed on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

          Closing Documents: The documents required to be delivered on each Closing Date pursuant to Section 9.

          CLTA: The California Land Title Association.

          CLTV: As of any date and as to any Second Lien Loan, the ratio, expressed as a percentage, of (a) the sum of (i) the outstanding principal balance of the Second Lien Loan and

(ii) the outstanding principal balance as of such date of any mortgage loan or mortgage loans that are senior or equal in priority to the Second Lien Loan and which are secured by the same Mortgaged Property to (b) the Appraised Value as determined pursuant to the Underwriting Guidelines of the related Mortgaged Property as of the origination of the Second Lien Loan.

          Code: The Internal Revenue Code of 1986, as amended, or any successor statute thereto.

          Commission: The United States Securities and Exchange Commission.

          Condemnation Proceeds: All awards, compensation and settlements in respect of a taking of all or part of a Mortgaged Property by exercise of the power of condemnation or the right of eminent domain, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

          Co-op: A private, cooperative housing corporation, having only one class of stock outstanding, which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes the sale of stock and the issuance of a Co-op Lease.

          Co-op Lease: With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

          Co-op Loan: A Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and a collateral assignment of the related Co-op Lease.

          Covered Loan: A Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor's Glossary.

          Custodial Account: As defined in Subsection 11.04.

          Custodial Agreement: The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents. If more than one Custodial Agreement is in effect at any given time, all of the Individual Custodial Agreements shall collectively be referred to as the "Custodial Agreement."

          Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement as provided therein.

          Cut-off Date: The date or dates designated as such on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

          Cut-off Date Principal Balance: The aggregate Stated Principal Balance of the Mortgage Loans as of the applicable Cut-off Date which is determined after the application, to the reduction of principal, of payments of principal due on or before such Cut-off Date, whether or not collected, and of partial principal prepayments received before such Cut-off Date.

          Deemed Material and Adverse Representation: Each representation and warranty identified as such in Subsection 7.01 of this Agreement.

          Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan in accordance with this Agreement.

          Delinquent Mortgage Loan: As defined in Subsection 14.01(b).

          Determination Date: With respect to each Remittance Date, the 15th day (or, if such 15th day is not a Business Day, the following Business Day) of the month in which such Remittance Date occurs.

          Due Date: With respect to each Remittance Date, the first day of the calendar month in which such Remittance Date occurs, which is the day on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

          Due Period: With respect to each Remittance Date and any Mortgage Loan, the period beginning on the second day of the month preceding such Remittance Date through and including the first day of the month in which such Remittance Date occurs.

          Eligible Investments: At any time, any one or more of the following obligations or securities:

          (i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

          (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

          (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

          (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

          (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

          (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

          (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

          (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such series), or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

          (ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such lower rating as shall not result in a change in the rating then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency, including funds for which the Trustee, the Master Servicer, the Securities Administrator or any of its Affiliates is investment manager or adviser;

          (x) short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as shall not result in a change in the then specified stated maturity, and bearing interest or sold at a discount acceptable to each Rating Agency, as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency; and

          (xi) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

provided, that no such instrument shall be an Eligible Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended.

          Escrow Account: As defined in Subsection 11.06.

          Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the Mortgagee pursuant to the Mortgage or any other document.

          Event of Default: Any one of the conditions or circumstances enumerated in Subsection 13.01.

          Exchange Act: The Securities Exchange Act of 1934, as amended.

          Fannie Mae: The Federal National Mortgage Association or any successor thereto.

          Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide and all amendments or additions thereto.

          Fannie Mae Transfer: As defined in Section 15.

          FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

          Fidelity Bond: The fidelity bond required to be obtained by the Servicer pursuant to Subsection 11.11.

          FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

          First Lien Loan: A Mortgage Loan secured by a first lien Mortgage on the related Mortgage Property.

          Fixed Rate Mortgage Loan: A fixed rate mortgage loan purchased pursuant to this Agreement.

          Freddie Mac: The Federal Home Loan Mortgage Corporation, or any successor thereto.

          Freddie Mac Transfer: As defined in Section 15.

          Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine on each Interest Rate Adjustment Date the Mortgage Interest Rate for such Mortgage Loan.

          High Cost Loan: A Mortgage Loan (a) covered by the Home Ownership and Equity Protection Act of 1994 ("HOEPA"), (b) with an "annual percentage rate" or total "points and fees" payable by the related Mortgagor (as each such term is calculated under HOEPA) that exceed the thresholds set forth by HOEPA and its implementing regulations, including 12 C.F.R. ss. 226.32(a)(1)(i) and (ii), (c) classified as a "high cost home," "threshold," "covered," "high risk home," "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (d) a Mortgage Loan categorized as High Cost pursuant to Appendix E of Standard & Poor's Glossary. For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.

          Home Loan: A Mortgage Loan categorized as a Home Loan pursuant to Appendix E of Standard & Poor's Glossary.

          HUD: The United States Department of Housing and Urban Development, or any successor thereto.

          Index: The index indicated in the related Mortgage Note for each Adjustable Rate Mortgage Loan.

          Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

          Interest Rate Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date, specified in the related Mortgage Note and the related Mortgage Loan Schedule, on which the Mortgage Interest Rate is adjusted.

          Interim Funder: With respect to each MERS Designated Mortgage Loan, the Person named on the MERS System as the interim funder pursuant to the MERS Procedures Manual.

          Investor: With respect to each MERS Designated Mortgage Loan, the Person named on the MERS System as the investor pursuant to the MERS Procedures Manual.

          Lifetime Rate Cap: The provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum Mortgage Interest Rate thereunder. The Mortgage Interest Rate during the term of each Adjustable Rate Mortgage Loan shall not at any time exceed the Mortgage Interest Rate at the time of origination of such Adjustable Rate Mortgage Loan by more than the amount per annum set forth on the related Mortgage Loan Schedule.

          Liquidation Proceeds: Amounts received in connection with the partial or complete liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or in connection with the sale of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage.

          Loan-to-Value Ratio: With respect to any Mortgage Loan as of any date of determination, the ratio, expressed as a percentage, the numerator of which is the outstanding principal balance of such Mortgage Loan at origination and the denominator of which is the Appraised Value of the related Mortgaged Property.

          LPMI Fee: With respect to each Mortgage Loan which has an LPMI Policy, the portion of the Mortgage Interest Rate as set forth on the related Mortgage Loan Schedule (which shall be payable solely from the interest portion of Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds), which, during such period prior to the required cancellation of the LPMI Policy, shall be used to pay the premium due on the related LPMI Policy.

          LPMI Loan: Any Mortgage Loan with respect to which Servicer is responsible for paying the premium due on the related LPMI Policy with the proceeds generated by the LPMI Fee relating to such Mortgage Loan, as set forth on the related Mortgage Loan Schedule.

          LPMI Policy: A policy of primary mortgage guaranty insurance issued by an insurer acceptable under the Underwriting Guidelines and qualified to do business in the jurisdiction where the Mortgaged Property is located, pursuant to which the related premium is to be paid by the Servicer of the related Mortgage Loan from payments of interest made by the Mortgagor in an amount as is set forth in the related Mortgage Loan Schedule.

          LTV: Loan-to-Value Ratio.

          Manufactured Home: A single family residential unit that is constructed in a factory in sections in accordance with the Federal Manufactured Home Construction and Safety Standards adopted on July 15, 1976, by the Department of Housing and Urban Development ("HUD Code"), as amended in 2000, which preempts state and local building codes. Each unit is identified by the presence of a HUD Plate/Compliance Certificate label. The sections are then transported to the site and joined together and affixed to a pre-built permanent foundation (which satisfies the manufacturer's requirements and all state, county, and local building codes and regulations). The manufactured home is built on a non-removable, permanent frame chassis that supports the complete unit of walls, floors, and roof. The underneath part of the home may have running gear (wheels, axles, and brakes) that enable it to be transported to the permanent site. The wheels and hitch are removed prior to anchoring the unit to the permanent foundation. The manufactured home must be classified as real estate and taxed accordingly. The permanent foundation may be on land owned by the mortgager or may be on leased land.

          MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, and its successors in interest.

          MERS Designated Mortgage Loan: Mortgage Loans for which (a) the Seller has designated or will designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for the Seller, in accordance with

MERS Procedures Manual and (b) the Seller has designated or will designate the Purchaser as the Investor on the MERS System.

          MERS Procedures Manual: The MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.

          MERS Report: The report from the MERS System listing MERS Designated Mortgage Loans and other information.

          MERS System: MERS mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

          Monthly Payment: With respect to any Mortgage Loan, the scheduled payment of principal and interest payable by a Mortgagor under the related Mortgage Note on each Due Date.

          Mortgage: With respect to a Mortgage Loan that is not a Co-op Loan, the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien, in the case of a First Line Loan, or a second lien, in the case of a Second Lien Loan, on the related Mortgaged Property. With respect to a Co-op Loan, the Security Agreement.

          Mortgage File: With respect to any Mortgage Loan, the items listed in Exhibit 2 hereto and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Interest Rate: With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.

          Mortgage Loan: Each mortgage loan sold, assigned and transferred pursuant to this Agreement and identified on the applicable Mortgage Loan Schedule, which Mortgage Loan includes, without limitation, the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such mortgage loan.

          Mortgage Loan Documents: With respect to any Mortgage Loan, the documents listed in Exhibit 1 hereto.

          Mortgage Loan Package: Each pool of Mortgage Loans, which shall be purchased by the Purchaser from the Seller from time to time on each Closing Date.

          Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest payable to the Purchaser, which shall be equal to the related Mortgage Interest Rate minus the related Servicing Fee Rate.

          Mortgage Loan Schedule: The schedule of Mortgage Loans setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan

Package: (1) the Seller's Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied, investment property or a second home; (5) the number and type of residential units constituting the Mortgaged Property (e.g. single family residence, a two- to four-family dwelling, condominium, planned unit development or cooperative); (6) the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;
(7) the Loan-to-Value Ratio or CLTV, as applicable, at origination; (8) the Mortgage Interest Rate as of the related Cut-off Date; (9) the date on which the first Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, the Due Date; (10) the stated maturity date; (11) the amount of the Monthly Payment as of the related Cut-off Date; (12) the last payment date on which a payment was actually applied to the outstanding principal balance; (13) the original principal amount of the Mortgage Loan; (14) the principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date, after deduction of payments of principal due and collected on or before the related Cut-off Date;
(15) with respect to each First Lien Loan, the original principal balance of the related second lien mortgage loan and, with respect to each Second Lien Loan, the original principal balance of the related first lien loan; (16) a code indicated whether there is a simultaneous second; (17) with respect to Adjustable Rate Mortgage Loans, the Interest Rate Adjustment Date; (18) with respect to Adjustable Rate Mortgage Loans, the Gross Margin; (19) with respect to Adjustable Rate Mortgage Loans, the Lifetime Rate Cap; (20) with respect to Adjustable Rate Mortgage Loans, a code indicating the type of Index; (21) the type of Mortgage Loan (i.e., Fixed Rate, Adjustable Rate, First Lien Loan or Second Lien Loan); (22) a code indicating the purpose of the loan (i.e., purchase, Rate/Term Refinance or Cash-Out Refinance); (23) a code indicating the documentation style (i.e. no documents, full, alternative, reduced, no income/no asset, stated income, no ration, reduced or NIV); (24) the loan credit classification (as described in the Underwriting Guidelines); (25) whether such Mortgage Loan provides for a Prepayment Penalty; (26) the Prepayment Penalty period of such Mortgage Loan, if applicable; (27) a description of the Prepayment Penalty, if applicable; (28) the Mortgage Interest Rate as of origination; (29) the credit risk score (FICO score); (30) the date of origination; (31) with respect to Adjustable Rate Mortgage Loans, the Mortgage Interest Rate adjustment period; (32) with respect to Adjustable Rate Mortgage Loans, the Mortgage Interest Rate adjustment percentage; (33) with respect to Adjustable Rate Mortgage Loans, the Mortgage Interest Rate floor; (34) the Mortgage Interest Rate calculation method (i.e., 30/360, simple interest, other); (35) with respect to Adjustable Rate Mortgage Loans, the Periodic Rate Cap as of the first Interest Rate Adjustment Date; (36) a code indicating whether the Mortgage Loan by its original terms or any modifications thereof provides for amortization beyond its scheduled maturity date; (37) the original Monthly Payment due; (38) the Appraised Value; (39) a code indicating whether the Mortgage Loan is covered by a PMI Policy and, if so, identifying the PMI Policy provider; (40) a code indicating whether the Mortgage Loan is covered by an LPMI Policy and, if so, identifying the LPMI Policy provider; (39) in connection with a condominium unit, a code indicating whether the condominium project where such unit is located is low-rise or high-rise; (42) a code indicating whether the Mortgaged Property is a leasehold estate; (43) the MERS Identification Number, if applicable; and (44) a field indicating whether such Mortgage Loan is a Home Loan. With respect to the Mortgage Loans in the aggregate, the related Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1) the number of Mortgage Loans;
(2) the current aggregate outstanding principal balance of the Mortgage Loans;
(3) the weighted average Mortgage Interest Rate of the Mortgage Loans; (4) the weighted average maturity of the Mortgage Loans; (5) the average principal balance of the Mortgage Loans; (6) the applicable Cut-off Date; and (7) the applicable Closing Date.

          Mortgage Note: The original executed note or other evidence of the Mortgage Loan indebtedness of a Mortgagor, including any riders or addenda thereto.

          Mortgaged Property: With respect to a Mortgage Loan that is not a Co-op Loan, the Mortgagor's real property securing repayment of a related Mortgage Note, consisting of an unsubordinated estate in fee simple or, with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, a leasehold estate, in a single parcel or multiple parcels of real property improved by a Residential Dwelling. With respect to a Co-op Loan, the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Co-op Loan and the related Co-op Lease.

          Mortgagee: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

          Mortgagor: The obligor on a Mortgage Note, who is an owner of the Mortgaged Property and the grantor or mortgagor named in the Mortgage and such grantor's or mortgagor's successors in title to the Mortgaged Property.

          NAIC: The National Association of Insurance Commissioners or any successor thereto.

          OCC: Office of the Comptroller of the Currency, or any successor thereto.

          Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, a President or a Vice President and by the Treasurer, the Secretary, or one of the Assistant Treasurers or the Assistant Secretaries of the Person on behalf of whom such certificate is being delivered.

          Opinion of Counsel: A written opinion of counsel, who may be an employee of the Seller or the Servicer, reasonably acceptable to the Purchaser.

          OTS: The Office of Thrift Supervision or any successor thereto.

          Owner: As defined in Subsection 11.12.

          P&I Advance: As defined in Subsection 11.16.

          Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Interest Rate Adjustment Date above or below the Mortgage Interest Rate previously in effect.

          Periodic Rate Floor: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may decrease on an Interest Rate Adjustment Date below the Mortgage Interest Rate previously in effect.

          Person: An individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          PMI Policy: A policy of primary mortgage guaranty insurance issued by an insurer acceptable under the Underwriting Guidelines and qualified to do business in the jurisdiction where the Mortgaged Property is located.

          Premium Percentage: With respect to any Mortgage Loan, a percentage equal to the excess of the Purchase Price Percentage over 100%.

          Prepayment Penalty: With respect to each Mortgage Loan, the penalty if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

          Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal (Northeast edition).

          Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          Purchase Price: The price paid on the related Closing Date by the Purchaser to the Seller pursuant to this Agreement in exchange for the Mortgage Loans purchased on such Closing Date, which shall be the percentage of par (expressed as a decimal) set forth in the applicable Purchase Price and Terms Letter times the applicable Cut-off Date Principal Balance.

          Purchase Price Percentage: The percentage of par (expressed as decimal) set forth in the related Purchase Price and Terms Letter.

          Purchase Price Terms and Terms Letter: Those certain agreements setting forth the general terms and conditions of the transactions consummated herein and identifying the Mortgage Loans to be purchased from time to time hereunder and thereunder, between the Seller and the Purchaser.

          Purchaser: Morgan Stanley Mortgage Capital Inc., a New York corporation, and its successors in interest and assigns, or any successor to the Purchaser under this Agreement as herein provided.

          Qualified Appraiser: An appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfied the requirements of

Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

          Qualified Correspondent: Any Person from which the Seller purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Seller and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Seller, in accordance with underwriting guidelines designated by the Seller ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Seller within 180 days after origination; (iii) either
(x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Seller in origination of mortgage loans of the same type as the Mortgage Loans for the Seller's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Seller on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Seller; and (iv) the Seller employed, at the time such Mortgage Loans were acquired by the Seller, pre-purchased or post-purchased quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Seller.

          Qualified Substitute Mortgage Loan: A mortgage loan eligible to be substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, be approved by the Purchaser and (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall will be deposited in the Custodial Account by the Seller in the month of substitution); (ii) have a Mortgage Interest Rate not less than and not more than one percent (1%) greater than the Mortgage Interest Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one (1) year less than that of the Deleted Mortgage Loan (iv) be of the same type as the Deleted Mortgage Loan (i.e., fixed rate or adjustable rate with same Mortgage Interest Rate Cap and Index); (v) comply as of the date of substitution with each representation and warranty set forth in Subsection 7.01 of this Agreement; (vi) be current in the payment of principal and interest; (vii) be secured by a Mortgaged Property of the same type and occupancy status as secured the Deleted Mortgage Loan; and (viii) have payment terms that do not vary in any material respect from those of the Deleted Mortgage Loan.

          Rate/Term Refinance: A Refinanced Mortgage Loan, in which the proceeds received were not in excess of the amount of funds required to repay the principal balance of any existing first mortgage loan on the related Mortgaged Property, pay related closing costs and satisfy any outstanding subordinate mortgages on the related Mortgaged Property and did not provide incidental cash to the related Mortgagor of more than one percent (1%) of the original principal balance of such Mortgage Loan.

          Reconstitution: Any Securitization Transaction or Whole Loan
Transfer.

          Reconstitution Agreement: As defined in Section 15.

          Record Date: The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

          Refinanced Mortgage Loan: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

          Regulation AB: Subpart 229.1100 - Asset-Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          Remittance Date: No later than 1:00 p.m. New York time on the 18th day of any month (or, if such 18th day is not a Business Day, the following Business Day).

          REO Disposition: The final sale by the Servicer of an REO Property.

          REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Subsection 11.12.

          REO Property: A Mortgaged Property acquired by the Servicer through foreclosure or deed in lieu of foreclosure, as described in Subsection 11.12.

          Repurchase Price: With respect to any Mortgage Loan for which a breach of a representation or warranty from the Agreement or the Interim Servicing Agreement is found, a price equal to the then outstanding principal balance of the Mortgage Loan to be repurchased, plus accrued interest thereon at the Mortgage Interest Rate from the date to which interest had last been paid through the date of such repurchase, plus the amount of any outstanding advances owed to any servicer, and plus all costs and expenses incurred by the Purchaser or any servicer arising out of or based upon such breach, including without limitation costs and expenses incurred in the enforcement of the Seller's repurchase obligation hereunder, and plus, in the event a Mortgage Loan is repurchased during the first twelve months following the related Closing Date, an amount equal to the Premium Percentage multiplied by the outstanding principal balance of such Mortgage Loan as of the date of such repurchase.

          Residential Dwelling: Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a condominium project, or (iv) a one-family dwelling in a planned unit development, none of which is a co-operative, mobile or Manufactured Home.

          Second Lien Loan: A Mortgage Loan secured by a second lien Mortgage on the related Mortgaged Property.

          Securities Act: The federal Securities Act of 1933, as amended.

          Securitization Transaction: Any transaction involving either (i) a sale or transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with the issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (ii) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

          Security Agreement: The agreement creating a security interest in the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Co-op Loan and the related Co-op Lease.

          Seller: As defined in the initial paragraph of this Agreement, together with its successors in interest.

          Servicer: As defined in the initial paragraph of this Agreement, together with its successors and assigns as permitted under the terms of this Agreement.

          Servicing Advances: All customary, reasonable and necessary out-of-pocket costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, and (iv) payments made by the Servicer with respect to a Mortgaged Property pursuant to Subsection 11.08.

          Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as may be amended from time to time.

          Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Servicer, which shall, for each month, be equal to one-twelfth of (i) the product of the Servicing Fee Rate and (ii) the unpaid principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed, and shall be pro rated (based upon the number of days of the related month the Servicer so acted as Servicer relative to the number of days in that month) for each part thereof. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Subsection 11.05) of related Monthly Payments collected by the Servicer, or as otherwise provided under Subsection 11.05.

          Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate set forth in the applicable Purchase Price and Terms Letter.

          Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Purchaser by the Servicer, as such list may be amended from time to time.

          Sponsor: The person who organizes and initiates an asset-backed securities transaction by selling or transferring assets, either directly or indirectly, including through an affiliate, to the issuing entity.

          Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies Inc., and any successor thereto.

          Standard & Poor's Glossary: The Standard & Poor's LEVELS(R) Glossary, as may be in effect from time to time.

          Stated Principal Balance: As to each Mortgage Loan as to any date of determination, (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal, or advances in lieu thereof on such Mortgage Loan.

          Static Pool Information: Static pool information as described in
Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

          Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

          Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

          Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Seller.

          Transfer Date: In the event the Servicer is terminated as servicer of a Mortgage Loan pursuant to Subsections 12.04, 13.01, 14.01(c) or 14.02, the date on which the Purchaser, or its designee, shall receive the transfer of servicing responsibilities and begin to perform the servicing of such Mortgage Loans, and the Seller, as Servicer, shall cease all servicing responsibilities.

          Underwriting Guidelines: The underwriting guidelines of the Seller, a copy of which is attached hereto as Exhibit 8 and a then-current copy of which shall be attached as an exhibit to the related Assignment and Conveyance.

          Whole Loan Transfer: The sale or transfer by the Purchaser of some or all of the Mortgage Loans, other than a Securitization Transaction.

          Section 2. Purchase and Conveyance. The Seller agrees to sell from time to time, and the Purchaser agrees to purchase from time to time, Mortgage Loans having an aggregate principal balance on the related Cut-off Date in an amount as set forth in the related Purchase Price and Terms Letter, or in such other amount as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on each Closing Date, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein. The Seller, simultaneously with the delivery of the Mortgage Loan Schedule with respect to the related Mortgage Loan Package to be purchased on each Closing Date, shall execute and deliver an Assignment and Conveyance Agreement in the form attached hereto as Exhibit 14 (the "Assignment and Conveyance Agreement").

          With respect to each Mortgage Loan purchased, the Purchaser shall own and be entitled to receive: (a) all scheduled principal due after the related Cut-off Date, (b) all other payments and/or recoveries of principal collected after the related Cut-off Date, including any Prepayment Penalties (provided, however, that all scheduled payments of principal due on or before the related Cut-off Date and collected by the Servicer after the related Cut-off Date shall belong to the Seller), and (c) all payments of interest on the Mortgage Loans net of the Servicing Fee (minus that portion of any such interest payment that is allocable to the period prior to the related Cut-off
Date).

          For the purposes of this Agreement, payments of scheduled principal and interest prepaid for a Due Date beyond the related Cut-off Date shall not be applied to reduce the Stated Principal Balance as of the related Cut-off Date. Such prepaid amounts (minus the applicable Servicing Fee) shall be the property of the Purchaser. The Seller shall remit to the Servicer for deposit any such prepaid amounts into the Custodial Account, which account is established for the benefit of the Purchaser, for remittance by the Servicer to the Purchaser on the appropriate Remittance Date. All payments of principal and interest, less the applicable Servicing Fee, due on a Due Date following the related Cut-off Date shall belong to the Purchaser.

          Section 3. Mortgage Loan Schedule. The Seller from time to time shall provide the Purchaser with certain information constituting a preliminary listing of the Mortgage Loans to be purchased on each Closing Date in accordance with the related Purchase Price and Terms Letter and this Agreement (each, a "Preliminary Mortgage Schedule").

          The Seller shall deliver the related Mortgage Loan Schedule for the Mortgage Loans to be purchased on a particular Closing Date to the Purchaser at least five (5) Business Days prior to the related Closing Date. The Mortgage Loan Schedule shall be the related Preliminary Mortgage Schedule with those Mortgage Loans which have not been funded prior to the related Closing Date deleted.

          Section 4. Purchase Price. Subject to the conditions set forth herein, the Purchaser shall pay the Purchase Price plus accrued interest on the Stated Principal Balance of each Mortgage Loan as of the applicable Cut-off Date at its Mortgage Loan Remittance Rate from the related Cut-off Date through the day prior to the related Closing Date, both inclusive, to the Seller on the related Closing Date. Such payment shall be made by wire transfer of immediately available funds to the account designated by the Seller.

          Section 5. Examination of Mortgage Files. At least ten (10) Business Days prior to the related Closing Date, the Seller shall either (a) deliver to the Purchaser or its designee in escrow, for examination with respect to each Mortgage Loan to be purchased, the related Mortgage File, including a copy of the Assignment of Mortgage (for Mortgage Loans that are not MERS Designated Mortgage Loans), pertaining to each Mortgage Loan, or (b) make the related Mortgage File available to the Purchaser for examination at such other location as shall otherwise be acceptable to the Purchaser. Such examination of the Mortgage Files may be made by the Purchaser or its designee at any reasonable time before or after the related Closing Date. If the Purchaser makes such examination prior to the related Closing Date and determines, in its sole discretion, that any Mortgage Loans do not conform to any of the requirements set forth in the related Purchase Price and Terms Letter, or as an Exhibit annexed thereto, the Purchaser may delete such Mortgage Loans from the related Mortgage Loan Schedule, and such Deleted Mortgage Loan (or Loans) may be replaced by a Qualified Substitute Mortgage Loan (or Loans) acceptable to the Purchaser. The Purchaser may, at its option and without notice to the Seller, purchase some or all of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser or its designee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not impair in any way the Purchaser's (or any of its successor's) rights to demand repurchase, substitution or other remedy as provided in this Agreement. In the event that the Seller fails to deliver the Mortgage File with respect to any Mortgage Loan, the Seller shall, upon the request of the Purchaser, repurchase such Mortgage Loan as the price and in the manner specified in Subsection 7.03. Upon the consent of the Purchaser, the Seller shall make available to the Purchaser in digital format on compact disks or DVDs, selected Mortgage Loans and the related Mortgage File which shall include, without limitation, imaged documents required by the Purchaser to conduct an examination of the Mortgage File.

          Section 6. Delivery of Mortgage Loan Documents.

          Subsection 6.01 Possession of Mortgage Files. The contents of each Mortgage File required to be retained by or delivered to the Servicer to service the Mortgage Loans pursuant to this Agreement and thus not delivered to the Purchaser, or its designee, are and shall be held in trust by the Servicer for the benefit of the Purchaser as the owner thereof. The Servicer's possession of any portion of each such Mortgage File is at the will of the Purchaser for the sole purpose of facilitating servicing of the Mortgage Loans pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only. The ownership of each Mortgage Note, each Mortgage and the contents of each Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Servicer at the will of the Purchaser in such custodial capacity only. The Mortgage File retained by the Servicer with respect to each Mortgage Loan pursuant to this Agreement shall be appropriately identified in the Servicer's computer system to reflect clearly the sale of such related Mortgage Loan to the Purchaser. The Servicer shall release from its custody the contents of any Mortgage

File retained by it only in accordance with this Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Subsection 7.03 or if required under applicable law or court order.

          Subsection 6.02 Books and Records. Record title to each Mortgage and the related Mortgage Note as of the related Closing Date shall be in the name of the Seller; provided, however, that if a Mortgage has been recorded in the name of MERS or its designee, the Seller is shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding the foregoing, ownership of each Mortgage and the related Mortgage Note shall be vested solely in the Purchaser or the appropriate designee of the Purchaser, as the case may be. All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Servicer after the related Cut-off Date on or in connection with a Mortgage Loan as provided in Section 2 shall be vested in the Purchaser; provided, however, that all such funds received on or in connection with a Mortgage Loan as provided in Section 2 shall be received and held by the Servicer in trust for the benefit of the Purchaser as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

          It is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the related Mortgage Loans by the Seller and not a pledge of such Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. Consequently, the sale of each Mortgage Loan shall be reflected as a purchase on the Purchaser's business records, tax returns and financial statements, and as a sale of assets on the Seller's business records, tax returns and financial statements.

          Subsection 6.03 Delivery of Mortgage Loan Documents. The Seller shall, at least two (2) Business Days prior to the related Closing Date (or such later date as the Purchaser may reasonably request), deliver and release to the Purchaser, or its designee, the Mortgage Loan Documents with respect to each Mortgage Loan pursuant to a bailee letter agreement. In connection with the foregoing, the Seller shall indemnify the Purchaser and its present and former directors, officers, employees and agents, and hold such parties harmless against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and other costs and expenses based on or grounded upon, or resulting from, the fact that no Mortgage Loan is covered by an ALTA or CLTA lender's title insurance policy. For purposes of the previous sentence, "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement.

          To the extent received by it, the Servicer shall forward to the Purchaser, or its designee, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two (2) weeks after their execution; provided, however, that the Servicer shall provide the Purchaser, or its designee, with a copy, certified by the Servicer as a true copy, of any such document submitted for recordation within two (2) weeks after its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within two (2) weeks following receipt of the original document by the Servicer; provided, however, that such original recorded document or certified copy thereof shall be delivered to the Purchaser no later than 180 days following the related Closing Date, unless there has been a delay at the applicable recording office.

          If the original or copy of any document submitted for recordation to the appropriate public recording office is not delivered to the Purchaser or its designee within 180 days following the related Closing Date, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Seller at the price and in the manner specified in Subsection 7.03. The foregoing repurchase obligation shall not apply if the Seller cannot cause the Servicer to deliver such original or copy of any document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided that (i) the Servicer shall instead deliver a recording receipt of such recording office or, if such recording receipt is not available, an officer's certificate of a servicing officer of the Servicer, confirming that such document has been accepted for recording, and (ii) such document is delivered within twelve (12) months of the related Closing Date.

          The Seller shall pay all initial recording fees, if any, for the Assignments of Mortgage and any other fees or costs in transferring all original documents to the Custodian or, upon written request of the Purchaser, to the Purchaser or the Purchaser's designee. The Purchaser or the Purchaser's designee shall be responsible for recording the Assignments of Mortgage and shall be reimbursed by the Seller for the costs associated therewith pursuant to the preceding sentence.

          Subsection 6.04 MERS Designated Loans. With respect to each MERS Designated Mortgage Loan, the Seller shall, on or prior to the related Closing Date, designate the Purchaser as the Investor and the Custodian as custodian, and no Person shall be listed as Interim Funder on the MERS System. In addition, on or prior to the related Closing Date, Seller shall provide the Custodian and the Purchaser with a MERS Report listing the Purchaser as the Investor, the Custodian as custodian and no Person listed as Interim Funder with respect to each MERS Designated Mortgage Loan.

          Section 7. Representations, Warranties and Covenants; Remedies for Breach.

          Subsection 7.01 Representations, Warranties and Covenants Regarding Individual Mortgage Loans. The Seller hereby represents and warrants to the Purchaser that, as to each Mortgage Loan, as of the related Closing Date or such other date specified herein:

          (a) Mortgage Loans as Described. The information set forth in the related Mortgage Loan Schedule is complete, true and correct;

          (b) Payments Current. All payments required to be made up to the related Closing Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment required under the Mortgage Loan is 30 days or more delinquent nor has any payment under the Mortgage Loan been 30 days or more delinquent at any time since the origination of the Mortgage Loan;

          (c) No Outstanding Charges. There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is earlier, to the day which precedes by one month the related Due Date of the first installment of principal and interest;

          (d) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, from the date of origination except by a written instrument which has been recorded, if necessary to protect the interests of the Purchaser, and which has been delivered to the Custodian or to such other Person as the Purchaser shall designate in writing, and the terms of which are reflected in the related Mortgage Loan Schedule. The substance of any such waiver, alteration or modification has been approved by the issuer of any related PMI Policy and the title insurer, if any, to the extent required by the policy, and its terms are reflected on the related Mortgage Loan Schedule, if applicable. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement, approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage Loan File delivered to the Custodian or to such other Person as the Purchaser shall designate in writing and the terms of which are reflected in the related Mortgage Loan Schedule;

          (e) No Defenses. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (f) Hazard Insurance. Pursuant to the terms of the Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Underwriting Guidelines. If required by the National Flood Insurance Act of 1968, as amended, each Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration as in effect which policy conforms with the Underwriting Guidelines. All individual insurance policies contain a standard mortgagee clause naming the Seller and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Seller has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

          (g) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, predatory, abusive and fair lending, equal credit opportunity and disclosure laws applicable to the Mortgage Loan, including, without limitation, any provisions relating to a Prepayment Penalty, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and the Seller shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements. This representation and warranty is a Deemed Material and Adverse Representation;

          (h) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

          (i) Type of Mortgaged Property. With respect to a Mortgage Loan that is not a Co-op Loan and is not secured by an interest in a leasehold estate, the Mortgaged Property is a fee simple estate that consists of a single parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual residential condominium unit in a condominium project, or an individual unit in a planned unit development, (or, with respect to each Co-op Loan, an individual unit in a residential cooperative housing corporation); provided, however, that any condominium unit, planned unit development or residential cooperative housing corporation shall conform with the Underwriting Guidelines. No portion of the Mortgaged Property (or underlying Mortgaged Property, in the case of a Co-op Loan) is used for commercial purposes, and since the date of origination, no portion of the Mortgaged Property has been used for commercial purposes; provided, that Mortgaged Properties which contain a home office shall not be considered as being used for commercial purposes as long as the Mortgaged Property has not been altered for commercial purposes and is not storing any chemicals or raw materials other than those commonly used for homeowner repair, maintenance and/or household purposes. None of the Mortgaged Properties are

Manufactured Homes, log homes, mobile homes, geodesic domes or other unique property types. This representation and warranty is a Deemed Material and Adverse Representation;

          (j) Valid First or Second Lien. The Mortgage is a valid, subsisting, enforceable and perfected, first lien (with respect to a First Lien Loan) or second lien (with respect to a Second Lien Loan) on the Mortgaged Property, including all buildings and improvements on the Mortgaged Property and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

          (i) with respect to a Second Lien Loan only, the lien on the first mortgage on the Mortgaged Property;

          (ii) the lien of current real property taxes and assessments not yet due and payable;

          (iii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (a) specifically referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (b) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

          (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

          Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien (with respect to a First Lien Loan) or second lien (with respect to a Second Lien
Loan) and first priority (with respect to a First Lien Loan) or second priority (with respect to a Second Lien Loan) security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser.

          With respect to any Co-op Loan, the related Mortgage is a valid, subsisting and enforceable first priority security interest on the related cooperative shares securing the Mortgage Note, subject only to (a) liens of the related residential cooperative housing corporation for unpaid assessments representing the Mortgagor's pro rata share of the related residential cooperative housing corporation's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security interest intended to be provided by the related Security Agreement;

          (k) Validity of Mortgage Documents. The Mortgage Note and the Mortgage and any other agreement executed and delivered by a Mortgagor in connection with a Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such agreement, and the Mortgage Note, the Mortgage and any other such related agreement have been duly and properly executed by other such related parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Seller in connection with the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of any Person, including without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application for any insurance in relation to such Mortgage Loan. The Seller has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein;

          (l) Full Disbursement of Proceeds. The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

          (m) Ownership. The Seller is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by each Mortgage Note and upon the sale of the Mortgage Loans to the Purchaser, the Seller will retain the Mortgage Files or any part thereof with respect thereto not delivered to the Custodian, the Purchaser or the Purchaser's designee, in trust only for the purpose of servicing and supervising the servicing of each Mortgage Loan. The Mortgage Loan is not assigned or pledged, and the Seller has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan. After the related Closing Date, the Seller will have no right to modify or alter the terms of the sale of the Mortgage Loan and the Seller will have no obligation or right to repurchase the Mortgage Loan or substitute another Mortgage Loan, except as provided in this Agreement;

          (n) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and

(2) either (i) organized under the laws of such state, or (ii) qualified to do business in such state, or (iii) a federal savings and loan association, a savings bank or a national bank having a principal office in such state, or
(3) not doing business in such state;

          (o) CLTV, LTV, PMI Policy. No Mortgage Loan that is a Second Lien Loan has a CLTV greater than 100%. No Mortgage Loan has an LTV greater than 100%. Any Mortgage Loan that had at the time of origination an LTV in excess of 80% is insured as to payment defaults by a PMI Policy. Any PMI Policy in effect covers the related Mortgage Loan for the life of such Mortgage Loan, subject to applicable law. All provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a PMI Policy obligates the Mortgagor thereunder to maintain the PMI Policy and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loans as set forth on the related Mortgage Loan Schedule is net of any PMI Policy insurance premium or LPMI Fee if the related LPMI Policy is lender-paid;

          (p) Title Insurance. With respect to a Mortgage Loan which is not a Co-op Loan, the Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable under the Underwriting Guidelines and each such title insurance policy is issued by a title insurer acceptable under the Underwriting Guidelines and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Seller, its successors and assigns, as to the first (with respect to a First Lien Loan) or second (with respect to a Second Lien
Loan) priority lien of the Mortgage in the original principal amount of the Mortgage Loan (or to the extent a Mortgage Note provides for negative amortization, the maximum amount of negative amortization in accordance with the Mortgage), subject only to the exceptions contained in clauses (i) and
(ii) of paragraph (j) of this Subsection 7.02, and in the case of Adjustable Rate Mortgage Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller, its successor and assigns, are the sole insured of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

          (q) No Defaults. Other than payments due but not yet 30 days or more delinquent, there is no default, breach, violation or event which would permit acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration, and neither the Seller nor any of its affiliates nor any of their respective predecessors, have waived any default, breach, violation or event which would permit acceleration;

          (r) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

          (s) Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

          (t) Origination; Payment Terms. The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or other similar institution which is supervised and examined by a federal or state authority. Principal payments on the Mortgage Loan commenced no more than seventy days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Interest Rate as well as, in the case of an Adjustable Rate Mortgage Loan, the Lifetime Rate Cap and the Periodic Rate Cap and the Periodic Rate Floor are as set forth on the related Mortgage Loan Schedule. The Mortgage Interest Rate is adjusted, with respect to Adjustable Rate Mortgage Loans, on each Interest Rate Adjustment Date to equal the Index plus the Gross Margin (rounded up or down to the nearest 0.125%), subject to the Periodic Rate Cap. The Mortgage Note is payable in equal monthly installments of principal (except for Mortgage Loans that provide for a fixed period of interest-only payments at the beginning of their term) and interest, which installments of interest, with respect to Adjustable Rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization. With respect to any Mortgage Loan that provides for a fixed period of interest-only payments at the beginning of its term, at the end of such interest-only period, the Monthly Payment will be recalculated so as to require Monthly Payments sufficient to amortize the Mortgage Loan fully by its stated maturity date. Unless otherwise specified on the related Mortgage Loan Schedule, the Mortgage Loan is payable on the first day of each month. The Mortgage Loan by its original terms or any modification thereof, does not provide for amortization beyond its scheduled maturity date;

          (u) Customary Provisions. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage, subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption or similar law;

          (v) Conformance with Agency and Underwriting Guidelines. The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines (a copy of which is attached to the related Assignment and Conveyance as Exhibit C). The Mortgage Note and Mortgage are on forms acceptable to Freddie Mac or Fannie Mae and no representations have been made to a Mortgagor that are inconsistent with the mortgage instruments used;

          (w) Occupancy of the Mortgaged Property. As of the related Closing Date the Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. Unless otherwise specified on the related Mortgage Loan Schedule, the Mortgagor represented at the time of origination of the Mortgage Loan that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence;

          (x) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (j) above;

          (y) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

          (z) Acceptable Investment. There are no circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, the Mortgage File or the Mortgagor's credit standing to the Seller's knowledge, that can reasonably be expected to cause private institutional investors who invest in prime mortgage loans similar to the Mortgage Loan to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan, or cause the Mortgage Loan to prepay during any period materially faster or slower than the mortgage loans originated by the Seller generally;

          (aa) Delivery of Mortgage Documents. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered under this Agreement for each Mortgage Loan have been delivered to the Custodian. The Seller is in possession of a complete, true and accurate Mortgage File in compliance with Exhibit 2 attached hereto, except for such documents the originals of which have been delivered to the Custodian;

          (bb) Transfer of Mortgage Loans. The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) with respect to each Mortgage Loan is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

          (cc) Due-On-Sale. With respect to each Fixed Rate Mortgage Loan, the Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder, and to the best of the Seller's knowledge, such provision is enforceable;

          (dd) Assumability. With respect to each Adjustable Rate Mortgage Loan, the Mortgage Loan Documents provide that after the related first Interest Rate Adjustment Date, a related Mortgage Loan may only be assumed if the party assuming such Mortgage Loan meets certain credit requirements stated in the Mortgage Loan Documents;

          (ee) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

          (ff) Consolidation of Future Advances. Any future advances made to the Mortgagor prior to the applicable Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first (with respect to a First Lien
Loan) or second (with respect to a Second Lien Loan) lien priority by a title insurance policy, an endorsement to the policy insuring the Mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

          (gg) Mortgaged Property Undamaged; No Condemnation Proceedings. There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and each Mortgaged Property is in good repair. There have not been any condemnation proceedings with respect to the Mortgaged Property and the Seller has no knowledge of any such proceedings in the future;

          (hh) Collection Practices; Escrow Deposits; Interest Rate Adjustments. The origination, servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects in compliance with Accepted Servicing Practices, applicable laws and regulations, and have been in all respects legal and proper. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of, or under the control of, the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under the Mortgage or the Mortgage Note. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage and Mortgage Note on the related Interest Rate Adjustment Date. If, pursuant to the terms of the Mortgage Note, another index was selected for determining the Mortgage Interest Rate, the same index was used with respect to each Mortgage Note which required a new index to be selected, and such selection did not conflict with the terms of the related Mortgage Note. The Seller executed and delivered any and all notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited;

          (ii) Conversion to Fixed Interest Rate. The Mortgage Loan does not contain a provision whereby the Mortgagor is permitted to convert the Mortgage Interest Rate from an adjustable rate to a fixed rate;

          (jj) Other Insurance Policies; No Defense to Coverage. No action, inaction or event has occurred and no state of facts exists or has existed on or prior to the Closing Date that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable hazard insurance policy, PMI Policy, LPMI Policy or bankruptcy bond (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured), irrespective of the cause of such failure of coverage. The Seller has caused or will cause to be performed any and all acts required to preserve the rights and remedies of the Purchaser in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of the Purchaser. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Seller or by any officer, director, or employee of the Seller or any designee of the Seller or any corporation in which the Seller or any officer, director, or employee had a financial interest at the time of placement of such insurance;

          (kk) No Violation of Environmental Laws. To the best of the Seller's knowledge, there is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgage Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

          (ll) Servicemembers Civil Relief Act. The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act, or other similar state statute;

          (mm) Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the origination of the Mortgage Loan application by a Qualified Appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

          (nn) Disclosure Materials. The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by, and the Seller has complied with, all applicable law with respect to the making of the Mortgage Loans. The Seller shall maintain such statement in the Mortgage File;

          (oo) Construction or Rehabilitation of Mortgaged Property. No Mortgage Loan was made in connection with the construction (other than a "construct-to-perm" loan) or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

          (pp) Escrow Analysis. If applicable, with respect to each Mortgage Loan, the Seller has within the last twelve months (unless such Mortgage was originated within such twelve month period) analyzed the required Escrow Payments for each Mortgage and adjusted the amount of such payments so that, assuming all required payments are timely made, any deficiency will be eliminated on or before the first anniversary of such analysis, or any overage will be refunded to the Mortgagor, in accordance with RESPA and any other applicable law;

          (qq) Credit Information. As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the Seller to the Purchaser, that Seller has full right and authority and is not precluded by law or contract from furnishing such information to the Purchaser and the Purchaser is not precluded from furnishing the same to any subsequent or prospective purchaser of such Mortgage. The Seller has in its capacity as servicer, for each Mortgage Loan, fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis. This representation and warranty is a Deemed Material and Adverse Representation;

          (rr) Leaseholds. If the Mortgage Loan is secured by a leasehold estate, (1) the ground lease is assignable or transferable; (2) the ground lease will not terminate earlier than five years after the maturity date of the Mortgage Loan; (3) the ground lease does not provide for termination of the lease in the event of lessee's default without the Mortgagee being entitled to receive written notice of, and a reasonable opportunity to cure the default; (4) the ground lease permits the mortgaging of the related Mortgaged Property; (5) the ground lease protects the

Mortgagee's interests in the event of a property condemnation; (6) all ground lease rents, other payments, or assessments that have become due have been paid; and (7) the use of leasehold estates for residential properties is a widely accepted practice in the jurisdiction in which the Mortgaged Property is located.

          (ss) Prepayment Penalty. Each Mortgage Loan that is subject to a prepayment penalty as provided in the related Mortgage Note is identified on the related Mortgage Loan Schedule. With respect to each Mortgage Loan that has a Prepayment Penalty feature, each such Prepayment Penalty is enforceable and will be enforced by the Seller for the benefit of the Purchaser, and each Prepayment Penalty is permitted pursuant to federal, state and local law. Each such Prepayment Penalty is in an amount not more than the maximum amount permitted under applicable law and no such Prepayment Penalty may provide for a term in excess of five (5) years unless the Mortgage Loan was modified to reduce the Prepayment Penalty period to no more than five (5) years from the date of the related Mortgage Note and the Mortgagor was notified in writing of such reduction in Prepayment Penalty period. With respect to any Mortgage Loan that contains a provision permitting imposition of a penalty upon a prepayment prior to maturity: (i) the Mortgage Loan provides some benefit to the Mortgagor (e.g., a rate or fee reduction) in exchange for accepting such Prepayment Penalty, (ii) prior to the Mortgage Loan's origination, the Mortgagor was offered the option of obtaining a mortgage loan that did not require payment of such a penalty, and (iii) the Prepayment Penalty was adequately disclosed to the Mortgagor in the mortgage loan documents pursuant to applicable state, local and federal law. This representation and warranty is a Deemed Material and Adverse Representation;

          (tt) Predatory Lending Regulations. No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable. No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 and no Mortgage Loan is in violation of any comparable state or local law. The Mortgaged Property is not located in a jurisdiction where a breach of this representation with respect to the related Mortgage Loan may result in additional assignee liability to the Purchaser, as determined by Purchaser in its reasonable discretion. This representation and warranty is a Deemed Material and Adverse Representation;

          (uu) Single-premium credit life insurance policy. No Mortgagor was required to purchase any single premium credit insurance policy (e.g., life, mortgage, disability, property, accident, unemployment or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single-premium credit insurance policy (e.g., life, mortgage, disability, property, accident, unemployment, mortgage or health insurance) in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan. This representation and warranty is a Deemed Material and Adverse Representation;

          (vv) Qualified Mortgage. The Mortgage Loan is a qualified mortgage under Section 860G(a)(3) of the Code;

          (ww) Tax Service Contract. Each Mortgage Loan is either (x) a First Lien Loan covered by a paid in full, life of loan, tax service contract issued by LandAmerica Tax Services

(formerly LERETA Tax and Flood) and such contract is transferable, or (y) a Second Lien Loan subordinate to a first lien loan, which first lien loan, to the best of Seller's knowledge, is covered by a paid in full, life of loan, tax service contract issued by LandAmerica Tax Services (formerly LERETA Tax and Flood) and such contract is transferable. On the related Closing Date, the Seller shall remit to the Purchaser a transfer fee of two dollars ($2.00) for each Mortgage Loan covered by such a tax service contract. If such a tax service contract with LandAmerica Tax Services is not in place, then a placement fee of seventy two dollars ($72.00) will apply to each such Mortgage Loan;

          (xx) Origination. No predatory or deceptive lending practices, including, without limitation, the extension of credit without regard to the ability of the Mortgagor to repay and the extension of credit which has no apparent benefit to the Mortgagor, were employed in the origination of the Mortgage Loan;

          (yy) Recordation. Each original Mortgage was recorded and all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of being recorded;

          (zz) Co-op Loans. With respect to a Mortgage Loan that is a Co-op Loan, the stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

          (aaa) Mortgagor Bankruptcy. On or prior to the date 60 days after the related Closing Date, the Mortgagor has not filed and will not file a bankruptcy petition or has not become the subject and will not become the subject of involuntary bankruptcy proceedings or has not consented to or will not consent to the filing of a bankruptcy proceeding against it or to a receiver being appointed in respect of the related Mortgaged Property;

          (bbb) No Prior Offer. The Mortgage Loan has not previously been offered for sale;

          (ccc) Georgia Fair Lending Act. There is no Mortgage Loan that was originated (or modified) on or after October 1, 2002 and before March 7, 2003 which is secured by property located in the State of Georgia. There is no Mortgage Loan that was originated on or after March 7, 2003 that is a "high cost home loan" as defined under the Georgia Fair Lending Act. This representation and warranty is a Deemed Material and Adverse Representation;

          (ddd) No Arbitration. No Mortgagor with respect to any Mortgage Loan originated on or after August 1, 2004 agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction. This representation and warranty is a Deemed Material and Adverse Representation;

          (eee) Flood Service Contract. Each Mortgage Loan is covered by a paid in full, life of loan, flood service contract issued by either First American Flood Data Services or Fidelity, and such contract is transferable. If no such flood service contract is in place, or if such flood service contract is issued by an insurer other than First American Flood Data Services or

Fidelity, then on the related Closing Date, the Seller shall remit to the Purchaser a placement fee of ten dollars ($10.00) for each such Mortgage Loan;

          (fff) Origination Practices/No Steering. The Mortgagor was not encouraged or required to select a mortgage loan product offered by the Mortgage Loan's originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan's origination, such Mortgagor did not qualify taking into account such facts as, without limitation, the Mortgage Loan's requirements and the Mortgagor's credit history, income, assets and liabilities and debt-to-income ratios for a lower-cost credit product then offered by the Mortgage Loan's originator or any affiliate of the Mortgage Loan's originator. If, at the time of loan application, the Mortgagor may have qualified for a lower-cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan's originator, the Mortgage Loan's originator referred the Mortgagor's application to such affiliate for underwriting consideration. Neither the Seller nor any of its affiliates provides financing through a subprime lending channel. The Seller covenants to provide the Purchaser prompt written notice if the Seller or any of its affiliates commences offering financing through a subprime lending channel. This representation and warranty is a Deemed Material and Adverse Representation;

          (ggg) Underwriting Methodology. The methodology used in underwriting the extension of credit for each Mortgage Loan does not rely solely on the extent of the Mortgagor's equity in the collateral as the principal determining factor in approving such extension of credit. The methodology employed objective criteria such as the Mortgagor's income, assets and liabilities, to the proposed mortgage payment and, based on such methodology, the Mortgage Loan's originator made a reasonable determination that at the time of origination the Mortgagor had the ability to make timely payments on the Mortgage Loan. Such underwriting methodology confirmed that at the time of origination (application/approval) the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan. This representation and warranty is a Deemed Material and Adverse Representation;

          (hhh) Points and Fees. No Mortgagor was charged "points and fees" (whether or not financed) in an amount greater than (i) $1,000, or (ii) 5% of the principal amount of such Mortgage Loan, whichever is greater. For purposes of this representation, such 5% limitation is calculated in accordance with Fannie Mae's anti-predatory lending requirements as set forth in the Fannie Mae Guides and "points and fees" (x) include origination, underwriting, broker and finder fees and charges that the mortgagee imposed as a condition of making the Mortgage Loan, whether they are paid to the mortgagee or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the Mortgage Loan (such as attorneys' fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections), the cost of mortgage insurance or credit-risk price adjustments, the costs of title, hazard, and flood insurance policies, state and local transfer taxes or fees, escrow deposits for the future payment of taxes and insurance premiums, and other miscellaneous fees and charges which miscellaneous fees and charges, in total, do not exceed 0.25% of the principal amount of such Mortgage Loan. This representation and warranty is a Deemed Material and Adverse Representation;

          (iii) Fees Charges. All points, fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan have been disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation. This representation and warranty is a Deemed Material and Adverse Representation; and

          (jjj) Second Lien Loans. With respect to each Second Lien Loan:

          (i) No Negative Amortization of Related First Lien Loan. The related first lien loan does not permit negative amortization;

          (ii) Request for Notice; No Consent Required. Where required or customary in the jurisdiction in which the Mortgaged Property is located, the original lender has filed for record a request for notice of any action by the related senior lienholder, and the Seller has notified such senior lienholder in writing of the existence of the Second Lien Loan and requested notification of any action to be taken against the Mortgagor by such senior lienholder. Either (a) no consent for the Second Lien Loan is required by the holder of the related first lien loan or (b) such consent has been obtained and is contained in the related Mortgage File;

          (iii) No Default Under First Lien. To the best of Seller's knowledge, the related first lien loan is in full force and effect, and there is no default lien, breach, violation or event which would permit acceleration existing under such first lien mortgage or mortgage note, and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration under such first lien loan; and

          (iv) Right to Cure First Lien. The related first lien mortgage contains a provision which provides for giving notice of default or breach to the mortgagee under the Mortgage Loan and allows such mortgagee to cure any default under the related first lien mortgage.

          Subsection 7.02 Seller Representations. The Seller hereby represents and warrants to the Purchaser that, as of the related Closing Date:

          (a) Due Organization and Authority. The Seller is a New York corporation, validly existing, and in good standing under the laws of its jurisdiction of incorporation or formation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller. The Seller has corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement has been duly executed and delivered and constitutes the valid, legal, binding and enforceable obligation of the Seller, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Seller to make this Agreement valid and binding upon the Seller in accordance with its terms;

          (b) No Consent Required. No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Seller is required or, if required, such consent, approval, authorization or order has been or will, prior to the related Closing Date, be obtained;

          (c) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

          (d) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition or origination of the Mortgage Loans by the Seller, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's charter or by-laws or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or result in the creation or imposition of any lien, charge or encumbrance that would have an adverse effect upon any of its properties pursuant to the terms of any mortgage, contract, deed of trust or other instrument, or impair the ability of the Purchaser to realize on the Mortgage Loans, impair the value of the Mortgage Loans, or impair the ability of the Purchaser to realize the full amount of any insurance benefits accruing pursuant to this Agreement;

          (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or to the Seller's knowledge, threatened against the Seller, before any court, administrative agency or other tribunal asserting the invalidity of this Agreement, seeking to prevent the consummation of any of the transactions contemplated by this Agreement or which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement;

          (f) Ability to Perform; Solvency. The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of Seller's creditors;

          (g) Seller's Origination. The Seller's decision to originate any mortgage loan or to deny any mortgage loan application is an independent decision based upon the Underwriting Guidelines, and is in no way made as a result of Purchaser's decision to purchase, or not to purchase, or the price Purchaser may offer to pay for, any such mortgage loan, if originated;

          (h) Anti-Money Laundering Laws. The Seller has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws"); the Seller has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws;

          (i) Ability to Service. Seller has the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Seller is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws, and regulations, if applicable, meets the minimum capital requirements set forth by HUD, the OTS, the OCC or the FDIC, if applicable, and is in good standing to enforce, originate, sell mortgage loans to, and service mortgage loans in the jurisdiction wherein the Mortgaged Properties are located;

          (j) Reasonable Servicing Fee. The Seller acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Seller, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

          (k) Selection Process. The Mortgage Loans were selected from among the outstanding one- to four-family mortgage loans in the Seller's portfolio at the related Closing Date as to which the criteria set forth in the related Purchase Price and Terms Letter are satisfied and the representations and warranties set forth in Subsection 7.01 could be made and such selection was not made in a manner so as to affect adversely the interests of the Purchaser;

          (l) Delivery to the Custodian. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the Custodial Agreement, shall be delivered to the Custodian all in compliance with the specific requirements of the Custodial Agreement. With respect to each Mortgage Loan, the Seller will be in possession of a complete Mortgage File in compliance with Exhibit 2 hereto, except for such documents as will be delivered to the Custodian;

          (m) Mortgage Loan Characteristics. The characteristics of the related Mortgage Loan Package are as set forth on the description of the pool characteristics for the applicable Mortgage Loan Package delivered pursuant to
Section 9 on the related Closing Date in the form attached as Exhibit B to each related Assignment and Conveyance Agreement;

          (n) No Untrue Information. Neither this Agreement nor any information, statement, tape, diskette, report, form, or other document furnished or to be furnished pursuant to this Agreement or any Reconstitution Agreement or in connection with the transactions contemplated hereby (including any Securitization Transaction or Whole Loan Transfer) contains or will contain any untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained herein or therein not misleading;

          (o) No Brokers. The Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

          (p) Sale Treatment. The Seller expects to be advised by its independent certified public accountants that under generally accepted accounting principles the transfer of the Mortgage Loans may be treated as a sale on the books and records of the Seller and the Seller has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for tax and accounting purposes;

          (q) Owner of Record. The Seller is the owner of record of each Mortgage and the indebtedness evidenced by each Mortgage Note, except for the Assignments of Mortgage which have been sent for recording, and upon recordation the Seller will be the owner of record of each Mortgage and the indebtedness evidenced by each Mortgage Note, and upon the sale of the Mortgage Loans to the Purchaser, the Seller will retain the Mortgage Files with respect thereto in trust only for the purpose of servicing and supervising the servicing of each Mortgage Loan; and

          (r) Reasonable Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

          Subsection 7.03 Remedies for Breach of Representations and Warranties. It is understood and agreed that the representations and warranties set forth in Subsections 7.01 and 7.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or lack of examination of any Mortgage File. Upon discovery by either the Seller, the Servicer or the Purchaser of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other relevant parties.

          Within sixty (60) days after the earlier of either discovery by or notice to the Seller of any breach of a representation or warranty which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser therein (or which materially and adversely affects the value of the applicable Mortgage Loan or the interest of the Purchaser therein in the case of a representation and warranty relating to a particular Mortgage Loan), the Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall repurchase such Mortgage Loan or Mortgage Loans at the Repurchase Price. Notwithstanding the above sentence, (i) within 60 days after the earlier of either discovery by, or notice to, the Seller of any breach of the representation or warranty set forth in clause (vv) of Subsection 7.01, the Seller shall repurchase such Mortgage Loan at the Repurchase Price and (ii) any breach of a Deemed Material and Adverse Representation shall automatically be deemed to materially and adversely affect the value of the Mortgage Loans or the interest of the Purchaser therein. However, the Seller may, at its option and assuming that Seller has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans; provided, however, that any such substitution shall be effected not later than ninety (90) days after the related Closing Date. If the Seller has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan pursuant to the foregoing provisions of this Subsection 7.03 shall occur on a date designated by the Purchaser, and acceptable to the Seller, and shall be accomplished by the Seller remitting to the Servicer for deposit the amount of the Repurchase Price in the Custodial Account for distribution to the Purchaser on the next scheduled Remittance Date.

          At the time of repurchase of any deficient Mortgage Loan (or removal of any Deleted Mortgage Loan), the Purchaser and the Seller shall arrange for the assignment of the repurchased Mortgage Loan (or Deleted Mortgage Loan) to the Seller or its designee and the delivery to the Seller of any documents held by the Purchaser relating to the repurchased Mortgage Loan in the manner required by this Agreement with respect to the purchase and sale of such Mortgage Loan on the related Closing Date. In the event the Repurchase Price is deposited in the Custodial Account, the Seller shall, simultaneously with its remittance to the Servicer of such Repurchase Price for deposit, give written notice to the Purchaser that such deposit has taken place. Upon such repurchase, the related Mortgage Loan Schedule shall be amended to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

          As to any Deleted Mortgage Loan for which the Seller substitutes one or more Qualified Substitute Mortgage Loans, the Seller shall effect such substitution by delivering to the Purchaser for each Qualified Substitute Mortgage Loan the Mortgage Note, the Mortgage, the Assignment of Mortgage and such other documents and agreements as are required by Subsection 6.03. The Seller shall remit to the Servicer for deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on each Qualified Substitute Mortgage Loan in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution will be retained by the Seller. For the month of substitution, distributions to the Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Mortgage Loan. The Seller shall give written notice to the Purchaser that such substitution has taken place and shall amend the related Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, each Qualified Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan, as of the date of substitution, the covenants, representations and warranties set forth in Subsections 7.01 and 7.02.

          For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller will determine the amount

(if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be remitted to the Servicer by the Seller for distribution by the Servicer in the month of substitution pursuant to Subsection 11.04. Accordingly, on the date of such substitution, the Seller will remit to the Servicer from its own funds for deposit into the Custodial Account an amount equal to the amount of such shortfall plus one month's interest thereon at the Mortgage Loan Remittance Rate.

          In addition to such repurchase or substitution obligation, the Seller shall indemnify the Purchaser and its present and former directors, officers, employees and agents, and hold such parties harmless against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller representations and warranties contained in this Agreement or any Reconstitution Agreement. For purposes of the previous sentence, "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement.

          It is understood and agreed that the obligations of the Seller set forth in this Subsection 7.03 to cure, repurchase or substitute for a defective Mortgage Loan, together with the rights and remedies of the Purchaser under Subsection 12.01 constitute the sole remedies of the Purchaser respecting a breach of the representations and warranties set forth in Subsections 7.01 and 7.02.

          Subsection 7.04 Repurchase of Mortgage Loans with Early Payment Defaults. If the related Mortgagor is delinquent with respect to either of the Mortgage Loan's first two Monthly Payments either (i) after origination of such Mortgage Loan, or (ii) after the related Closing Date, and the Purchaser provided written notification to the Seller of such delinquency within ninety
(90) days from the Purchaser's receipt of notice of such delinquency, the Seller, at the Purchaser's option, shall repurchase such Mortgage Loan from the Purchaser at a price equal to the Repurchase Price. The Seller shall repurchase such delinquent Mortgage Loan within thirty (30) days of such request.

          Subsection 7.05 Premium Recapture. With respect to any Mortgage Loan without prepayment penalties that prepays in full on or prior to the related Closing Date or during the first sixty (60) days following the related Closing Date, the Seller shall pay the Purchaser, within thirty (30) Business Days after such prepayment in full or repurchase, an amount equal to the excess of the Purchase Price Percentage for such Mortgage Loan over par, multiplied by the outstanding principal balance of such Mortgage Loan as of the related Cut-off Date. Notwithstanding anything contained herein to the contrary, Seller shall not be required to reimburse any applicable premium with respect to any Mortgage Loan that prepays in full during the time periods specified in this Subsection 7.05 unless Purchaser provides written notification of the prepayment in full within ninety (90) days of the Purchaser's receipt of notice of such prepayment in full.

          Section 8. Closing. The closing for the purchase and sale of each Mortgage Loan Package shall take place on the related Closing Date. At the Purchaser's option, each closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree. Each closing shall be subject to each of the following conditions:

          (a) all of the representations and warranties of the Seller in this Agreement shall be true and correct as of the related Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute an Event of Default under this Agreement;

          (b) the Purchaser's attorneys shall have received in escrow, all Closing Documents as specified in Section 9, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories as required pursuant to the terms hereof; and

          (c) all other terms and conditions of this Agreement shall have been complied with.

          Section 9. Closing Documents. On the related Closing Date, the Seller shall deliver to the Purchaser's attorneys in escrow fully executed originals of:

          (a) this Agreement (to be executed and delivered only for the initial Closing Date);

          (b) the related Purchase Price and Terms Letter, executed in four
(4) counterparts;

          (c) with respect to the initial Closing Date, the Custodial Agreement, dated as of the initial Cut-off Date;

          (d) with respect to the initial Closing Date, a Custodial Account Certification in the form attached as Exhibit 4 hereto or a Custodial Account Letter Agreement in the form attached as Exhibit 5 hereto;

          (e) with respect to the initial Closing Date, an Escrow Account Certification in the form attached as Exhibit 6 hereto or an Escrow Account Letter Agreement in the form attached as Exhibit 7 hereto;

          (f) the related Mortgage Loan Schedule, segregated by Mortgage Loan Package, one copy to be attached hereto, one copy to be attached to the Custodian's counterpart of the Custodial Agreement, and one copy to be attached to the related Assignment and Conveyance as the Mortgage Loan Schedule thereto;

          (g) with respect to the initial Closing Date, an Officer's Certificate, in the form of Exhibit 10 hereto with respect to the Seller, including all attachments thereto and with respect to subsequent Closing Dates, an Officer's Certificate upon request of the Purchaser; and

          (h) with respect to the initial Closing Date, an Opinion of Counsel of the Seller (who may be an employee of the Seller), generally in the form of
Exhibit 11 hereto and
with respect to subsequent Closing Dates, an Opinion of Counsel of the Seller upon request of the Purchaser;

          (i) with respect to the initial Closing Date, an Opinion of Counsel of the Custodian (who may be an employee of the Custodian), in the form of an exhibit to the Custodial Agreement;

          (j) a Security Release Certification, in the form of Exhibit 12 or
Exhibit 13, as applicable, hereto executed by any person, as requested by the Purchaser, if any of the Mortgage Loans have at any time been subject to any security interest, pledge or hypothecation for the benefit of such person;

          (k) a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name, if applicable;

          (l) with respect to the initial Closing Date, the Underwriting Guidelines to be attached hereto as Exhibit 8 and with respect to each subsequent Closing Date, the Underwriting Guidelines to be attached to the related Assignment and Conveyance;

          (m) Assignment and Conveyance Agreement in the form of Exhibit 14 hereto, including all exhibits thereto;

          (n) a Custodian's Certification, as required under the Custodial Agreement, in the form of Exhibit 2 to the Custodial Agreement; and

          (o) a MERS Report reflecting the Purchaser as Investor, the Custodian as custodian and no Person as Interim Funder for each MERS Designated Mortgage Loan.

          The Seller shall bear the risk of loss of the closing documents until such time as they are received by the Purchaser or its attorneys.

          Section 10. Costs. The Purchaser shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys and custodial fees. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage including recording fees, fees for title policy endorsements and continuations, fees for recording Assignments of Mortgage, and the Seller's attorney's fees, shall be paid by the Seller.

          Section 11. Administration and Servicing of the Mortgage Loans; Compliance with Regulation AB.

          Subsection 11.01 Servicer to Act as Servicer; Intent of the Parties; Reasonableness. The Servicer shall service and administer the Mortgage Loans in accordance with this Agreement and Accepted Servicing Procedures and the terms of the Mortgage Notes and Mortgages, and shall have full power and authority, acting alone or through sub-servicers or agents, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Servicer may perform its servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder.

          Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, and the Servicer has the consent of the Purchaser) the Servicer shall not permit any modification with respect to any Mortgage Loan which materially and adversely affects the Mortgage Loan, including without limitation, any modification that would defer or forgive the payment of any principal or interest or any penalty or premium on the prepayment of principal, change the outstanding principal amount (except for actual payments of principal), make any future advances, extend the final maturity date or change the Mortgage Interest Rate, as the case may be, with respect to such Mortgage Loan. Without limiting the generality of the foregoing, the Servicer in its own name or acting through sub-servicers or agents is hereby authorized and empowered by the Purchaser when the Servicer believes it appropriate and reasonable in its best judgment, to execute and deliver, on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Purchaser pursuant to the provisions of Subsection 11.12. The Servicer shall make all required Servicing Advances and shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. The Purchaser shall furnish to the Servicer any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

          The Purchaser and the Servicer acknowledge and agree that the purpose of Subsections 11.19, 11.20 and 11.24 of this Agreement are to facilitate compliance by the Purchaser with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Seller acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provisions of comparable disclosure in private offerings.

          The Purchaser shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Servicer shall cooperate fully with the Purchaser to deliver to the Purchaser (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser to permit the Purchaser to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser to be necessary in order to effect such compliance.

          Subsection 11.02 Liquidation of Mortgage Loans. If any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Purchaser. If any payment due under any Mortgage Loan remains delinquent for a period of one hundred twenty (120) days or more, the Servicer shall commence foreclosure proceedings in accordance with the guidelines set forth by Fannie Mae or Freddie Mac. In such event, the Servicer shall from its own funds make all necessary and proper Servicing Advances.

          Subsection 11.03 Collection of Mortgage Loan Payments. Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans when the same shall become due and payable. Further, the Servicer will in accordance with Accepted Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, and all other charges that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

          Subsection 11.04 Establishment of Custodial Account; Deposits in Custodial Account. The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts (collectively, the "Custodial Account"), titled "GreenPoint Mortgage Funding, Inc., in trust for Morgan Stanley Mortgage Capital Inc. as Purchaser of Mortgage Loans and various Mortgagors." Such Custodial Account shall be established with a commercial bank, a savings bank or a savings and loan association (which may be a depository affiliate of the Servicer) which meets the guidelines set forth by Fannie Mae or Freddie Mac as an eligible depository institution for custodial accounts. In any case, the Custodial Account shall be insured by the FDIC in a manner which shall provide maximum available insurance thereunder and which may be drawn on by the Servicer. The creation of any Custodial Account shall be evidenced by (i) a certification in the form of Exhibit 4 hereto, in the case of an account established with a depository affiliate of the Servicer, or (ii) a letter agreement in the form of Exhibit 5 hereto, in the case of an account held by a depository other than an affiliate of the Servicer. In either case, a copy of such certification or letter agreement shall be furnished to the Purchaser upon request.

          The Servicer shall deposit in the Custodial Account on a daily basis on the Business Day following receipt thereof, and retain therein the following payments and collections received or made by it subsequent to the related Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the related Cut-off Date):

          (a) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

          (b) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

          (c) all Liquidation Proceeds;

          (d) all proceeds received by the Servicer under any title insurance policy, hazard insurance policy, or other insurance policy other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Procedures;

          (e) all awards or settlements in respect of condemnation proceedings or eminent domain affecting any Mortgaged Property which are not released to the Mortgagor in accordance with Accepted Servicing Procedures;

          (f) any amount required to be deposited in the Custodial Account pursuant to Subsections 11.14, 11.16 and 11.18;

          (g) any amount required to be deposited by the Servicer in connection with any REO Property pursuant to Subsection 11.12;

          (h) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Subsection 7.03, and all amounts required to be deposited by the Servicer in connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Subsection 7.03; and

          (i) with respect to each Principal Prepayment in full, an amount (to be paid by the Servicer out of its own funds) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment in full, equals one month's interest on the amount of principal so prepaid for the month of prepayment at the applicable Mortgage Loan Remittance Rate; provided, however, that the Servicer's aggregate obligations under this paragraph for any month shall be limited to the total amount of Servicing Fees actually received with respect to the Mortgage Loans by the Servicer during such month.

          The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees and other ancillary fees need not be deposited by the Servicer in the Custodial Account.

          The Servicer may invest the funds in the Custodial Account in Eligible Investments designated in the name of the Servicer for the benefit of the Purchaser, which shall mature not later than the Business Day next preceding the Remittance Date next following the date of such investment (except that (A) any investment in the institution with which the Custodial Account is maintained may mature on such Remittance Date and (B) any other investment may mature on such Remittance Date if the Servicer shall advance funds on such Remittance Date, pending receipt thereof to the extent necessary to make distributions to the Owner) and shall not be sold or disposed of prior to maturity. Notwithstanding anything to the contrary herein and above, all income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to withdrawal by the Servicer. The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Servicer out of its own funds immediately as realized.

          Subsection 11.05 Withdrawals From the Custodial Account. The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

          (a) to make payments to the Purchaser in the amounts and in the manner provided for in Subsection 11.14;

          (b) to reimburse itself for P&I Advances, the Servicer's right to reimburse itself pursuant to this subclause (b) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Purchaser, except that, where the Seller is required to repurchase a Mortgage Loan, pursuant to Subsection 7.03, the Servicer's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection 7.03, and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

          (c) to reimburse itself for any unpaid Servicing Fees and for unreimbursed Servicing Advances, the Servicer's right to reimburse itself pursuant to this subclause (c) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Purchaser unless the Seller is required to repurchase a Mortgage Loan pursuant to Subsection 7.03, in which case the Servicer's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection
7.03 and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

          (d) to reimburse itself for unreimbursed Servicing Advances and for unreimbursed P&I Advances, in accordance with Subsection 11.16, to the extent that such amounts are nonrecoverable by the Servicer pursuant to subclause (b) or (c) above, provided that the Mortgage Loan for which such advances were made is not required to be repurchased by the Seller pursuant to Subsection 7.03;

          (e) to reimburse itself for expenses incurred by and reimbursable to it pursuant to Subsection 12.01;

          (f) to withdraw amounts to make P&I Advances in accordance with Subsection 11.16;

          (g) to pay to itself any interest earned or any investment earnings on funds deposited in the Custodial Account;

          (h) to withdraw any amounts inadvertently deposited in the Custodial Account; and

          (i) to clear and terminate the Custodial Account upon the termination of this Agreement.

          Subsection 11.06 Establishment of Escrow Account; Deposits in Escrow Account. The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts (collectively, the "Escrow Account"), titled "GreenPoint Mortgage Funding, Inc., in trust for Morgan Stanley Mortgage Capital Inc. as Purchaser of Mortgage Loans and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association (which may be a depository affiliate of Servicer), which meets the guidelines set forth by Fannie Mae or Freddie Mac as an eligible institution for escrow accounts. In any case, the Escrow Account shall be insured by the FDIC in a manner which shall provide maximum available insurance thereunder and which may be drawn on by the Servicer. The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit 6 hereto, in the case of an account established with a depository affiliate of the Servicer, or by a letter agreement in the form of Exhibit 7 hereto, in the case of an account held by a depository. In either case, a copy of such certification or letter agreement shall be furnished to the Purchaser upon request.

          The Servicer shall deposit in the Escrow Account on a daily basis, and retain therein: (a) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (b) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall make withdrawals therefrom only in accordance with Subsection 11.07. As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law.

          Subsection 11.07 Withdrawals From Escrow Account. Withdrawals from the Escrow Account shall be made by the Servicer only (a) to effect timely payments of ground rents, taxes, assessments, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage,
(b) to reimburse the Servicer for any Servicing Advance made by Servicer pursuant to Subsection 11.08 with respect to a related Mortgage Loan, (c) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan, (d) for transfer to the Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law, (e) for application to restore or repair of the Mortgaged Property, (f) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow

Account, (g) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (h) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (i) to withdraw suspense payments that are deposited into the Escrow Account, (j) to withdraw any amounts inadvertently deposited in the Escrow Account or (k) to clear and terminate the Escrow Account upon the termination of this Agreement.

          Subsection 11.08 Payment of Taxes, Insurance and Other Charges; Collections Thereunder. With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. If a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances to effect such payments, subject to its ability to recover such Servicing Advances pursuant to Subsection 11.07(b). With respect to each Mortgage Loan, on or before January 31st of each year during the term of this Agreement, beginning January 31, 2006, the Servicer shall ensure that all taxes due during the prior calendar year have been paid on the related Mortgaged Property.

          With respect to each Mortgage Loan identified on the Mortgage Loan Schedule as an LPMI Loan, Servicer shall maintain in full force and effect any LPMI Policy, and from time to time, withdraw the premium with respect to such Mortgage Loans from the Custodial Account in order to pay the premium thereon on a timely basis. In the event that the interest payments made with respect to the Mortgage Loan are less than the premium with respect to the LPMI Policy, Servicer shall advance from its own funds the amount of any such shortfall in the LPMI Policy premiums, in payment of such premium. Any such advance shall be a Servicing Advance subject to reimbursement. In the event that such LPMI Policy shall be terminated, Servicer shall obtain from another insurer acceptable under the Underwriting Guidelines, a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated LPMI Policy, at substantially the same fee level. If the insurer shall cease to be an insurer acceptable under the Underwriting Guidelines, Servicer shall determine whether recoveries under the LPMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that Servicer shall in no event have any responsibility or liability for any failure to recover under the LPMI Policy for such reason. If Servicer determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and obtain from another insurer acceptable under the Underwriting Guidelines a replacement insurance policy. Servicer shall not take any action which would result in noncoverage under any applicable LPMI Policy of any loss which, but for the actions of Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into Servicer shall promptly notify the insurer under the related LPMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such LPMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such LPMI Policy. If such LPMI Policy is terminated as a result of such assumption or substitution of liability, Servicer shall obtain a replacement LPMI Policy as provided above.

          Purchaser, in its sole discretion, at any time, may (i) either obtain an additional LPMI Policy on any Mortgage Loan which already has an LPMI Policy in place, or (ii) obtain a LPMI Policy for any Mortgage Loan which does not already have a LPMI Policy in place. In any event, Servicer agrees to administer such LPMI Policies in accordance with the Agreement or any Reconstitution Agreement.

          In connection with its activities as servicer, Servicer agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any PMI Policy or LPMI Policy in a timely fashion in accordance with the terms of such PMI Policy and LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy or LPMI Policy respecting a defaulted Mortgage Loan. Any amounts collected by Servicer under any PMI Policy shall be deposited in the Escrow Account.

          Subsection 11.09 Transfer of Accounts. The Servicer may transfer the Custodial Account or the Escrow Account to a different depository institution. Such transfer shall be made only upon obtaining the prior written consent of the Purchaser; such consent not to be unreasonably withheld.

          Subsection 11.10 Maintenance of Hazard Insurance. The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located that conforms to the requirements of Fannie Mae or Freddie Mac. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of Fannie Mae or Freddie Mac. The Servicer shall also maintain on REO Property fire and hazard insurance with extended coverage in an amount which meets the requirements of Fannie Mae or Freddie Mac. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Accepted Servicing Procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Subsection 11.05. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to Servicer, and shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either its insurance carrier or agent;

provided, however, that the Servicer shall not accept any such insurance policies that do not conform to the requirements of Fannie Mae or Freddie Mac.

          Subsection 11.11 Fidelity Bond; Errors and Omissions Insurance. The Servicer shall maintain, at its own expense, a blanket Fidelity Bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans. These policies shall insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. The Fidelity Bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Subsection 11.11 requiring such Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer of its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of Fannie Mae or Freddie Mac.

          Subsection 11.12 Title, Management and Disposition of REO Property. If title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of FV-I Inc., a Delaware corporation, in either case as nominee, for the benefit of the Purchaser of record on the date of acquisition of title (the "Owner"). If the Servicer is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Servicer, at the expense of the Purchaser, from an attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the Owner.

          The Servicer shall cause to be deposited on a daily basis in the Custodial Account all revenues received with respect to the conservation and disposition of the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Subsection 11.10 and the fees of any managing agent acting on behalf of the Servicer. Any disbursement in excess of $5,000 shall be made only with the written approval of the Purchaser. The Servicer shall make distributions as required on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described above and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

          The disposition of REO Property shall be carried out by the Servicer in accordance with the provisions of this Agreement and shall be made at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Owner. Upon the request of the Owner, and at the Owner's expense, the Servicer shall cause an appraisal of the REO Property to be performed for the Owner. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account and, as soon as practical thereafter, the expenses of such sale shall be paid, the Servicer shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees, unreimbursed advances made pursuant to Subsection 11.16 and any appraisal performed pursuant to this paragraph and the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

          The Servicer shall either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Owner.

          If a REMIC election is or is to be made with respect to the arrangement under which the Mortgage Loans and any REO property are held, the Servicer shall manage, conserve, protect and operate each REO Property in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by such REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" within the meaning of Section 860G(c)(2) of the Code.

          Upon request, with respect to any REO Property, the Servicer shall furnish to the Owner a statement covering the Servicer's efforts in connection with the sale of that REO Property and any rental of the REO Property incidental to the sale thereof for the previous month (together with an operating statement).

          Subsection 11.13 Servicing Compensation. As compensation for its services hereunder, the Servicer shall be entitled to retain the Servicing Fee from interest payments on the Mortgage Loans. Additional servicing compensation in the form of assumption fees, late payment charges and other ancillary income shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

          Subsection 11.14 Distributions. On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the account designated in writing by the Purchaser of record on the preceding Record Date
(a) all Monthly Payments due in the Due Period relating to such Remittance Date, whether received or not, plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Subsection 11.16, plus (c) any amounts attributable to Principal Prepayments received in the calendar month preceding the month in which the Remittance Date occurs, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayments in accordance with Subsection 11.04(i), minus (d) all amounts that may be withdrawn from the Custodial Account pursuant to Subsections 11.05(b) through (e).

          With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percent (3%), but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Servicer to the Purchaser on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day immediately preceding the Business Day on which such payment is made, both inclusive. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

          Subsection 11.15 Statements to the Purchaser. Not later than the 10th calendar day of each month (or, if such 10th day is not a Business Day, the following Business Day), the Servicer shall forward to the Purchaser in hard copy and electronic format mutually acceptable to the Purchaser and the Seller, a statement, substantially in the form of Exhibit 9 and certified by a Servicing Officer, setting forth (a) the amount of the distribution made on such Remittance Date which is allocable to principal and allocable to interest; (b) the amount of servicing compensation received by the Servicer during the prior calendar month; (c) the aggregate Stated Principal Balance and the aggregate unpaid principal balance of the Mortgage Loans as of the last day of the preceding month; and (d) the paid through date for each Mortgage Loan. Such statement shall also include information regarding delinquencies on Mortgage Loans, indicating the number and aggregate principal amount of Mortgage Loans which are either one (1), two (2) or three (3) or more months delinquent and the book value of any REO Property. The Servicer shall submit to the Purchaser monthly a liquidation report with respect to each Mortgaged Property sold in a foreclosure sale as of the related Record Date and not previously reported. Such liquidation report shall be incorporated into the remittance report delivered to Purchaser in the form of
Exhibit 9 hereto.

          The Servicer shall furnish to the Purchaser an individual loan accounting report in hard copy and electronic format mutually acceptable to the Purchaser and the Seller, as of the last Business Day of each month, in the Purchaser's assigned loan number order (provided that such loan numbers previously have been provided in writing by the Purchaser to the Servicer) to document Mortgage Loan payment activity on an individual Mortgage Loan basis. With respect to each month, the corresponding individual loan accounting report shall be received by the Purchaser no later than the fifth Business Day of the following month, which report shall contain the following:

          (i) with respect to each Monthly Payment, the amount of such remittance allocable to principal (including a separate breakdown of any Principal Prepayment, including the date of such prepayment, along with a detailed report of interest on principal prepayment amounts remitted in accordance with Subsection 11.14);

          (ii) with respect to each Monthly Payment, the amount of such remittance allocable to interest; and

          (iii) the next actual due date for each Mortgage Loan.

          Within a reasonable period of time after the end of each calendar year, the Servicer will furnish a report to each Person that was a Purchaser at any time during such calendar year. Such report shall state the aggregate of amounts distributed to the Purchaser for such calendar year. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

          The Servicer shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to the Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for such Purchaser to prepare federal income tax returns as the Purchaser may reasonably request from time to time.

          Subsection 11.16 Advances by the Servicer. On the Business Day immediately preceding each Remittance Date, the Servicer shall either (a) deposit in the Custodial Account from its own funds an amount equal to the aggregate amount of all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date (each such advance, a "P&I Advance"), (b) cause to be made an appropriate entry in the records of the Custodial Account that amounts held for future distribution have been, as permitted by this Subsection 11.16, used by the Servicer in discharge of any such P&I Advance or (c) make P&I Advances in the form of any combination of
(a) or (b) aggregating the total amount of P&I Advances to be made. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Purchaser required to be made on such Remittance Date. The Servicer's obligation to make P&I Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of a Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all other payments or recoveries (including proceeds under any title, hazard or other insurance policy, or condemnation awards) with respect to a Mortgage Loan; provided, however, that such obligation shall cease (i) for any Mortgage Loan and on any Remittance Date that the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) occurs with respect to such Mortgage Loan or (ii) if the Servicer, in its good faith judgment, determines that P&I Advances would not be recoverable pursuant to Subsection 11.05(d). The determination by the Servicer that a P&I Advance, if made, would be nonrecoverable, shall be evidenced by an Officer's Certificate of the Servicer, delivered to the Purchaser, which details the reasons for such determination.

          Subsection 11.17 Assumption Agreements. The Servicer will use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note, provided that the Servicer shall permit such assumption if so required in accordance with the terms of the Mortgage or the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer will, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto; provided, however, the Servicer will not exercise such rights if prohibited by law from doing so. In connection with any such assumption, the outstanding principal amount, the Monthly Payment or the Mortgage Interest Rate of the related Mortgage Note shall not be changed, and the term of the Mortgage Loan will not be increased or decreased. If an assumption is allowed pursuant to this Subsection 11.17, the Servicer is authorized to enter into a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note.

          Subsection 11.18 Satisfaction of Mortgages and Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will obtain the portion of the Mortgage File that is in the possession of the Purchaser or its designee, prepare and process any required satisfaction or release of the Mortgage and notify the Purchaser in accordance with the provisions of this Agreement. The Purchaser agrees to deliver to the Servicer the original Mortgage Note for any Mortgage Loan not later than three (3) Business Days following its receipt of a notice from the Servicer that such a payment in full has been received or that a notification has been received that such a payment in full shall be made. Such Mortgage Note shall be held by the Servicer, in trust, for the purpose of canceling such Mortgage Note and delivering the cancelled Mortgage Note to the Mortgagor in a timely manner as and to the extent provided under applicable state law. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to effect the release of the Mortgage Loan on the records of MERS.

          If the Servicer grants a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any right the Purchaser may have under the mortgage instruments, the Servicer, upon written demand of the Purchaser, shall remit to the Purchaser the Stated Principal Balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Fidelity Bond shall insure the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

          Subsection 11.19 Information to Be Provided by the Servicer in Compliance with Regulation AB. In connection with any Securitization Transaction the Servicer shall (i) within five (5) Business Days following request by the Purchaser, provide to the Purchaser (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser, the information and materials specified in paragraphs (a), (b), (c) and (f) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Servicer, provide to the Purchaser (in writing and in form and substance reasonably satisfactory to the Purchaser) the information specified in paragraph (d) of this Section.

          (a) If so requested by the Purchaser, the Servicer shall provide such information regarding (i) the Servicer, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, and (iii) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

               (A) the originator's form of organization;

               (B) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Purchaser, to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

               (C) a description of any legal or governmental proceedings pending (or known to be contemplated) against the Servicer, each Third-Party Originator and each Subservicer that would be material to holders of securities in a Securitization Transaction; and

               (D) a description of any affiliation or relationship between the Servicer, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Purchaser in writing in advance of such Securitization Transaction:

                    (1)  the sponsor;

                    (2)  the depositor;

                    (3)  the issuing entity;

                    (4)  any servicer;

                    (5)  any trustee;

                    (6)  any originator;

                    (7)  any significant obligor;

                    (8)  any enhancement or support provider; and

                    (9)  any other material transaction party.

          (b) If so requested by the Purchaser, the Servicer shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Servicer, if the Servicer is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator, but in each case only to the extent that (A) the Seller has not sold such mortgage loans on a servicing-released basis or (B) such information relates to "original characteristics" as described in Item 1105(a)(3)(iii) of Regulation AB. Such Static Pool Information shall be prepared by the Servicer (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Servicer (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Servicer, and need not be customized for the Purchaser. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser.

          Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Servicer shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Servicer.

          If so requested by the Purchaser, the Servicer shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Servicer's or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser shall designate, which may include, by way of example, any Sponsor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser.

          (c) If so requested by the Purchaser, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Item 1108 of Regulation AB. Such information shall include, at a minimum:

               (A) the Servicer's form of organization;

               (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                    (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                    (2) the extent of outsourcing the Servicer utilizes;

                    (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                    (4) whether the Servicer has been terminated as servicer
               in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                    (5) such other information as the Purchaser may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

               (C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

               (D) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement;

               (E) information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related

          Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

               (F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

               (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

               (H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

          (d) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer and Third-Party Originator to)
(i) promptly notify the Purchaser in writing of (A) any material litigation or governmental proceedings pending against the Servicer, any Subservicer or any Third-Party Originator that would be material to a security holder, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any applicable Reconstitution Agreement related thereto, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under this Agreement or any applicable Reconstitution Agreement related thereto and (ii) provide to the Purchaser a description of such proceedings, affiliations or relationships. Written notice provided in compliance with this Subsection 11.19(d) shall be substantially in the form attached as Exhibit 18 hereto.

          (e) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Purchaser, at least fifteen (15) calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser, all information reasonably requested by the Purchaser in order to comply with its reporting obligation under Item
6.02 of Form 8-K with respect to any class of asset-backed securities. Written notice provided in compliance with this Subsection 11.19(e) shall be substantially in the form attached as Exhibit 18 hereto.

          (f) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

          (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

          (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

          (iii) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

          Written notice provided in compliance with this Subsection 11.19(f) shall be substantially in the form attached as Exhibit 18 hereto.

          (g) The Servicer shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer's performance hereunder.

          (h) The Servicer shall be deemed to represent to the Purchaser, as of the date on which information is first provided to the Purchaser under this Subsection 11.19 that, except as disclosed in writing to the Purchaser prior to such date: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Servicer's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no legal or governmental proceedings pending (or known to be contemplated) against the Servicer, any Subservicer or any Third-Party Originator that would be material to holders of securities in a Securitization Transaction; and
(vii) there are no affiliations, relationships or transactions relating to the Servicer, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified of a type described in Item 1119 of Regulation AB.

          The Seller hereby represents and warrants that it is unable without unreasonable effort or expense to provide (i) Static Pool Information with respect to mortgage loans that the Seller has sold on a servicing-released basis, other than such information as relates to "original characteristics" as described in Item 1105(a)(3)(iii) of Regulation AB and (ii) Static Pool Information regarding cumulative losses with respect to any mortgage loans originated prior to January 1, 2006.

          (i) If so requested by the Purchaser on any date following the date on which information is first provided to the Purchaser under this Subsection 11.19, the Servicer shall, within five (5) Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (h) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

          Subsection 11.20 Annual Statement as to Compliance; Report on Assessment of Compliance and Attestation. (a) On or before March 1 of each calendar year, commencing in 2007, the Servicer shall:

          (i) deliver to the Purchaser a statement of compliance addressed to the Purchaser and signed by an authorized officer of the Servicer, to the effect that (x) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (y) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof;

          (ii) deliver to the Purchaser a report (in form and substance reasonably satisfactory to the Purchaser) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 17 hereto delivered to the Purchaser concurrently with the execution of this Agreement;

          (iii) deliver to the Purchaser a report of a registered public accounting firm reasonably acceptable to the Purchaser that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

          (iv) cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to Subsection 11.24(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser an assessment of compliance and accountants' attestation as and when provided in paragraphs (ii) and (iii) of this Section; and

          (v) deliver, and cause each Subservicer and Subcontractor described in clause (iv) above, to the Purchaser and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an appropriate officer of the company, in the form attached hereto as Exhibit 16.

          The Servicer acknowledges that the parties identified in clause
(a)(v) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Purchaser nor any Depositor will request delivery of a certification under clause (a)(v) above, unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

          (b) Each assessment of compliance provided by a Subservicer pursuant to Subsection 11.20(a)(ii) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 17 hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to this Subsection 11.20(a)(iv) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Subsection 11.24.

          Subsection 11.21 Annual Independent Public Accountants' Servicing Report or Attestation. On or before March 1, 2007, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has, with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

          Notwithstanding the foregoing, the Servicer's obligation to deliver a report under this Subsection as to any calendar year, beginning with the report required in March 2007, shall be satisfied if an accountants' attestation report is delivered in compliance with Subsection 11.20(a)(iii) for such calendar year.

          Subsection 11.22 Servicer Shall Provide Access and Information as Reasonably Required. The Servicer shall provide to the Purchaser, and for any Purchaser insured by FDIC or NAIC, the supervisory agents and examiners of FDIC and OTS or NAIC, access to any documentation regarding the Mortgage Loans which may be required by applicable regulations. Such access shall be afforded without charge, but only upon reasonable request, during normal business hours and at the offices of the Servicer.

          In addition, the Servicer shall furnish upon request by the Purchaser, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable and appropriate with respect to the purposes of this Agreement and applicable regulations. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions the Purchaser may require. The Servicer agrees to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          Subsection 11.23 Transfer of Servicing. On the related Transfer Date, if any, the Purchaser, or its designee, shall assume all servicing responsibilities related to, and the Seller cease all servicing responsibilities related to, the related Mortgage Loans subject to such Transfer Date. On or prior to the related Transfer Date, the Seller shall, at its sole cost and expense, take such steps as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the related Mortgage Loans to the Purchaser, or its designee, including but not limited to the following:

          (a) Notice to Mortgagors. The Seller shall mail to the Mortgagor of each related Mortgage Loan a letter advising such Mortgagor of the transfer of the servicing of the related Mortgage Loan to the Purchaser, or its designee, in accordance with the Cranston Gonzales National Affordable Housing Act of 1990; provided, however, the content and format of the letter shall have the prior approval of the Purchaser. The Seller shall provide the Purchaser with copies of all such related notices no later than the related Transfer Date.

          (b) Notice to Taxing Authorities and Insurance Companies. The Seller shall transmit to the applicable taxing authorities and insurance companies (including primary mortgage insurance policy insurers, if applicable) and/or agents, notification of the transfer of the servicing to the Purchaser, or its designee, and instructions to deliver all notices, tax bills and insurance statements, as the case may be, to the Purchaser from and after the related Transfer Date. The Seller shall provide the Purchaser with copies of all such notices no later than the related Transfer Date.

          (c) Delivery of Servicing Records. The Seller shall forward to the Purchaser, or its designee, all servicing records and the Servicing File in the Seller's possession relating to each related Mortgage Loan.

          (d) Escrow Payments. The Seller shall provide the Purchaser, or its designee, with immediately available funds by wire transfer in the amount of the net Escrow Payments and suspense balances and all loss draft balances associated with the related Mortgage Loans. The Seller shall provide the Purchaser with an accounting statement, in electronic format acceptable to the Purchaser in its sole discretion, of Escrow Payments and suspense balances and loss draft balances sufficient to enable the Purchaser to reconcile the amount of such payment with the accounts of the Mortgage Loans. Additionally, the Seller shall wire transfer to the Purchaser the amount of any agency, trustee or prepaid Mortgage Loan payments and all other similar amounts held by the Seller.

          (e) Payoffs and Assumptions. The Seller shall provide to the Purchaser, or its designee, copies of all assumption and payoff statements generated by the Seller on the related Mortgage Loans from the related Cut-off Date to the related Transfer Date.

          (f) Mortgage Payments Received Prior to Transfer Date. Prior to the related Transfer Date all payments received by the Seller on each related Mortgage Loan shall be properly applied by the Seller to the account of the particular Mortgagor.

          (g) Mortgage Payments Received after Transfer Date. The amount of any related Monthly Payments received by the Seller after the related Transfer Date shall be forwarded to the Purchaser by overnight mail on the date of receipt. The Seller shall notify the Purchaser of the particulars of the payment, which notification requirement shall be satisfied if the Seller forwards with its payment sufficient information to permit appropriate processing of the payment by the Purchaser. The Seller shall assume full responsibility for the necessary and appropriate legal application of such Monthly Payments received by the Seller after the related Transfer Date with respect to related Mortgage Loans then in foreclosure or bankruptcy; provided, for purposes of this Agreement, necessary and appropriate legal application of such Monthly Payments shall include, but not be limited to, endorsement of a Monthly Payment to the Purchaser with the particulars of the payment such as the account number, dollar amount, date received and any special Mortgagor application instructions and the Seller shall comply with the foregoing requirements with respect to all Monthly Payments received by the Seller after the related Transfer Date.

          (h) Misapplied Payments. Misapplied payments shall be processed as follows:

          (i) All parties shall cooperate in correcting misapplication errors;

          (ii) The party receiving notice of a misapplied payment occurring prior to the related Transfer Date and discovered after such Transfer Date shall immediately notify the other party;

          (iii) If a misapplied payment which occurred prior to the related Transfer Date cannot be identified and said misapplied payment has resulted in a shortage in a Custodial Account or Escrow Account, the Seller shall be liable for the amount of such shortage. The Seller shall reimburse the Purchaser for the amount of such shortage within thirty
     (30) days after receipt of written demand therefor from the Purchaser;

          (iv) If a misapplied payment which occurred prior to the related Transfer Date has created an improper Purchase Price as the result of an inaccurate outstanding principal balance, a check shall be issued to the party shorted by the improper payment application within five (5) Business Days after notice thereof by the other party; and

          (v) Any check issued under the provisions of this Subsection 11.23(h) shall be accompanied by a statement indicating the corresponding Seller and/or the Purchaser Mortgage Loan identification number and an explanation of the allocation of any such payments.

          (i) Books and Records. On the related Transfer Date, the books, records and accounts of the Seller with respect to the related Mortgage Loans shall be in accordance with all applicable Purchaser requirements.

          (j) Reconciliation. The Seller shall, on or before the related Transfer Date, reconcile principal balances and make any monetary adjustments required by the Purchaser. Any such monetary adjustments will be transferred between the Seller and the Purchaser as appropriate.

          (k) IRS Forms. The Seller shall or shall file all IRS forms 1099, 1099A, 1098 or 1041 and K-1 which are required to be filed on or before the related Transfer Date in relation to the servicing and ownership of the related Mortgage Loans. The Seller shall provide copies of such forms to the Purchaser upon request and shall reimburse the Purchaser for any costs or penalties incurred by the Purchaser due to the Seller's failure to comply with this paragraph.

          Subsection 11.24 Use of Subservicers and Subcontractors. The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section.

          (a) It shall not be necessary for the Servicer to seek the consent of the Purchaser to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and to comply with the provisions of this Section and with Subsections 11.19(c), (e), (f), (g) and (h), 11.20 and 12.01 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Subsection 11.19(d) of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Purchaser any servicer compliance statement required to be delivered by such Subservicer under Subsection 11.20, any assessment of compliance and attestation required to be delivered by such Subservicer under Subsection 11.20 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Subsection 11.20 as and when required to be delivered.

          (b) It shall not be necessary for the Servicer to seek the consent of the Purchaser to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Purchaser a written description (in form and substance satisfactory to the Purchaser) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

          As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Seller shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Purchaser to comply with the provisions of Subsections 11.20 and 12.01 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser any assessment of compliance and attestation required to be delivered by such Subcontractor under Subsection 11.20, in each case as and when required to be delivered.


          Section 12. The Servicer.

          Subsection 12.01 Indemnification; Third Party Claims; Remedies. (a) The Servicer agrees to indemnify and hold the Purchaser and any successor servicer and their respective present and former directors, officers, employees and agents harmless from any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses (including, without limitation, any legal fees and expenses, judgments or expenses relating to such liability, claim, loss or damage) and related costs, judgments, and any other costs, fees and expenses that such parties may sustain in any way related to the Servicer's failure:

          (i) to observe and perform any or all of Servicer's duties, obligations, covenants, agreements, warranties or representations contained in this Agreement or in the applicable Purchase Price and Terms Letter; or

          (ii) to comply with all applicable requirements contained in this Agreement or the applicable Purchase Price and Terms Letter with respect to the servicing of the Mortgage Loan and the transfer of servicing rights.

          (b) The Servicer shall indemnify the Purchaser, each affiliate of the Purchaser, each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing (each, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (i) (A) any untrue statement of a material fact contained or alleged to be contained in any written information, written report, certification, accountants' letter or other material provided under
     Section 11 by or on behalf of the Servicer, or provided under Section 11 by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

          (ii) any breach of the Servicer's obligations under, or any failure by the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under Subsections 11.19, 11.20 and 11.21, including any failure by the Servicer to identify pursuant to Subsection 11.24(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

          (iii) any breach by the Servicer of a representation or warranty set forth in Subsection 11.19(g) or in a writing furnished pursuant to Subsection 11.19(h) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Subsection 11.19(h) to the extent made as of a date subsequent to such closing date; or

          (iv) the negligence, bad faith or willful misconduct of the Servicer in connection with its performance under Subsections 11.19, 11.20, 11.21 or 12.01.

          If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Seller agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Seller on the other.

          In the case of any failure of performance described in clause
(b)(ii) of this Section, the Servicer shall promptly reimburse the Purchaser, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator.

          This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

          (c) (i) Any failure by the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under Section 11, or any breach by the Servicer of a representation or warranty set forth in Subsection 11.19(g) or in a writing furnished pursuant to Subsection 11.19(h) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Subsection 11.19(h) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer (and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the master servicer for such Securitization Transaction); provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

          (ii) Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Subsection 11.20, including any failure by the Servicer to identify pursuant to Subsection 11.24(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

          (iii) The Servicer shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer), for all reasonable expenses incurred by the Purchaser (or such designee), as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

          The Servicer immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement.

          For purposes of this Section, "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement.

          Promptly after receipt by an indemnified party under this Subsection
12.01 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Subsection 12.01, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Subsection 12.01, except to the extent that it has been prejudiced in any material respect, or from any liability which it may have, otherwise than under this Subsection 12.01. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party for expenses incurred by the indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with one local counsel, if applicable)), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

          Subsection 12.02 Merger or Consolidation of the Servicer. The Seller will keep in full effect its existence, rights and franchises under the laws of its jurisdiction of incorporation or organization, and will obtain and preserve its qualification to do business in each other jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

          Any Person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by FDIC or a company whose business is the origination and servicing of mortgage loans, unless otherwise consented to by the Purchaser, which consent shall not be unreasonably withheld, shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

          Subsection 12.03 Limitation on Liability of the Servicer and Others. The duties and obligations of the Servicer shall be determined solely by the express provisions of this Agreement, the Servicer shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Servicer. Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in accordance with Accepted Servicing Procedures and otherwise in good faith pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer against any liability resulting from any breach of any representation or warranty made herein, or from any liability specifically imposed on the Servicer herein; and, provided, further, that this provision shall not protect the Servicer against any liability that would otherwise be imposed by reason of the willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of the obligations or duties hereunder. The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Subsection 12.01, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Mortgage Loans in accordance with this Agreement.

          Subsection 12.04 Seller and Servicer Not to Resign. With respect to the retention of the Seller to service the Mortgage Loans hereunder, the Seller acknowledges that the Purchaser has acted in reliance upon the Seller's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section, neither Seller nor Servicer shall assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Purchaser, which consent shall be granted or withheld in the Purchaser's sole discretion or upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the unilateral resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the

Purchaser, which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation or assignment shall become effective until a successor has assumed the Servicer's responsibilities and obligations hereunder in accordance with Subsection 14.02.

          Section 13. Default.

          Subsection 13.01 Events of Default. In case one or more of the following Events of Default by the Servicer shall occur and be continuing:

          (a) any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of one (1) Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;

          (b) except as otherwise set forth in paragraph (f) below, failure by the Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement which failure continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;

          (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days;

          (d) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or relating to all or substantially all of the Servicer's property;

          (e) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (f) failure by the Servicer to duly perform, within the required time period, its obligations under Subsections 11.20 or 11.21 which failure continues unremedied for a period of five (5) days (or, in the case of the officer's certificate or the annual assessment of servicing compliance or the annual independent public accountants' servicing report required under Subsection 11.20, or the certification required under clause (v) of Subsection 11.20, ten (10) days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Servicer, may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, commence termination of all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. Upon receipt by the Servicer of such written notice from the Purchaser stating that it intends to terminate the Servicer as a result of such Event of Default, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Subsection 14.02. Upon written request from the Purchaser, the Servicer shall, in accordance with Subsection 11.23 prepare, execute and deliver to a successor any and all documents and other instruments, place in such successor's possession all Mortgage Files and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents to the successor at the Servicer's sole expense. The Servicer agrees to cooperate with the Purchaser and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

          Subsection 13.02 Waiver of Defaults. The Purchaser may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.


          Section 14. Termination.

          Subsection 14.01 Termination. The respective obligations and responsibilities of the Servicer, as servicer, shall terminate upon (a) the distribution to the Purchaser of the final payment or liquidation with respect to the last Mortgage Loan (or advances of same by the Servicer); (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder, (c) by mutual consent of the Servicer and the Purchaser in writing or (d) pursuant to Subsection 14.02 by providing written notice to the Servicer at least 30 days prior to the related Transfer Date. Upon written request from the Purchaser in connection with any such termination, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Purchaser's sole expense. The Servicer agrees to cooperate with the Purchaser and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

          Subsection 14.02 Termination of the Servicer Without Cause.

          (a) Notwithstanding anything herein to the contrary, the Purchaser may terminate the obligations and responsibilities of the Servicer in its capacity as Servicer, without cause, upon payment to the Servicer of a termination fee equal to one and one half percent (1.5%) of the aggregate outstanding principal balance of the Mortgage Loans as of the date of such termination. The termination fee provided for in this Subsection 14.02 shall be paid by the Purchaser within ten (10) Business Days of any such termination without cause by the Purchaser.

          (b) In the event that a Mortgage Loan (i) becomes delinquent for a period of ninety (90) days or more (a "Delinquent Mortgage Loan") or (ii) becomes an REO Property, the Purchaser may, at its option, terminate this Agreement with respect to such Delinquent Mortgage Loan or REO Property without payment of a termination fee therefor upon twenty (20) days' written notice to the Servicer; provided that upon termination of this Agreement with respect to such Delinquent Loan or REO Property the Purchaser shall reimburse the Servicer for all outstanding Servicing Advances or Servicing Fees related to such Delinquent Mortgage Loan.

          Subsection 14.03 Successors to the Servicer. Prior to the termination of the Servicer's responsibilities and duties under this Agreement pursuant to Subsections 12.04, 13.01 or 14.01, the Purchaser shall, (a) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement or (b) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement upon such termination. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. If the Servicer's duties, responsibilities and liabilities under this Agreement shall be terminated pursuant to the aforementioned Subsections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned Subsections shall not become effective until a successor shall be appointed pursuant to this Subsection
14.03 and shall in no event relieve the Seller of the representations and warranties made pursuant to Subsections 7.01 and 7.02 and the remedies available to the Purchaser under Subsection 7.03, it being understood and agreed that the provisions of such Subsections 7.01 and 7.02 shall be applicable to the Seller notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

          Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or this Agreement pursuant to Subsections 12.04, 13.01, 14.01 or 14.02 shall not affect any claims that the Purchaser may have against the Servicer arising prior to any such termination or resignation.

          Upon a successor's acceptance of appointment as such, the Servicer shall notify by mail the Purchaser of such appointment.


          Section 15. Cooperation of Seller with a Reconstitution. The Seller and the Purchaser agree that with respect to some or all of the Mortgage Loans, after the related Closing Date, on one or more dates (each, a "Reconstitution Date") at the Purchaser's sole option, the Purchaser may effect a sale (each, a "Reconstitution") of some or all of the Mortgage Loans then subject to this Agreement, without recourse, to:

          (a) Fannie Mae under its Cash Purchase Program or MBS Program (Special Servicing Option) (each, a "Fannie Mae Transfer"); or

          (b) Freddie Mac (the "Freddie Mac Transfer"); or

          (c) one or more third party purchasers in one or more Whole Loan Transfers; or

          (d) one or more trusts or other entities to be formed as part of one or more Securitization Transactions.

          The Seller agrees to execute in connection with any Agency Transfer, any and all reasonably acceptable pool purchase contracts, and/or agreements among the Purchaser, the Seller, Fannie Mae or Freddie Mac (as the case may be) and any servicer in connection with a Whole Loan Transfer, a seller's warranties and servicing agreement or a participation and servicing agreement in form and substance reasonably acceptable to the parties, and in connection with a Securitization Transaction, a pooling and servicing agreement in form and substance reasonably acceptable to the parties or an Assignment and Recognition Agreement substantially in the form attached hereto as Exhibit 15 (collectively, the agreements referred to herein are designated, the "Reconstitution Agreements"), together with an opinion of counsel with respect to such Reconstitution Agreements.

          With respect to each Whole Loan Transfer and each Securitization Transaction entered into by the Purchaser, the Seller agrees in its capacity as Seller or Servicer as applicable (1) to cooperate fully with the Purchaser and any prospective purchaser with respect to all reasonable requests and due diligence procedures; (2) to execute, deliver and perform all Reconstitution Agreements reasonably required by the Purchaser; (3) to restate the representations and warranties set forth in Section 7.02 as of the Reconstitution Date; (4) to restate the representations and warranties set forth in Section 7.01 as of the Reconstitution Date, modified to the extent necessary to accurately reflect the pool statistics of the Mortgage Loans as of the Reconstitution Date and any event or circumstances existing subsequent to the related Closing Date and (5) make the representations and warranties set forth in the related selling/servicing guide of the servicer, or such representations or warranties as may be required by any rating agency or prospective purchaser of the related securities or such Mortgage Loans, in connection with such Reconstitution, in each case, as of the applicable Reconstitution Date modified to the extent necessary to accurately reflect the pool statistics of the Mortgage Loans as of the Reconstitution Date and any event or circumstances existing subsequent to the related Closing Date.

          The Seller shall provide to such servicer or issuer, as the case may be, and any other participants or purchasers in such Reconstitution: (i) any and all information and appropriate verification of information which may be reasonably available to the Seller or its affiliates, whether through letters of its auditors and counsel or otherwise, as the Purchaser or any such other participant shall reasonably request; and (ii) such reasonable and additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller or the Servicer as are reasonably believed necessary by the Purchaser or any such other participant. Seller shall also execute, deliver and satisfy all conditions set forth in any indemnity agreement required by the Purchaser or any such participant, including, without limitation, an Indemnification and Contribution Agreement in substantially the form attached hereto as Exhibit 3. Moreover, the Seller agrees to cooperate with all reasonable requests made by the Purchaser to effect such Reconstitution Agreements. The Seller shall indemnify the Purchaser, each affiliate of the Purchaser participating in the Reconstitution and each Person who controls the Purchaser or such affiliate and their respective present and former directors, officers, employees and agents, and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that each of them may sustain arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the information provided by the Seller regarding the Seller or the Servicer, the Underwriting Guidelines, the Seller's or the Servicer's servicing practices or the performance of the Mortgage Loans set forth in any offering document prepared in connection with any Reconstitution, the Seller's (or with respect to any Mortgage Loan not originated by the Seller, the originator of such Mortgage Loan's) Static Pool Information. For purposes of the previous sentence, "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement.

          All Mortgage Loans not sold or transferred pursuant to a Reconstitution shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement, and with respect thereto this Agreement shall remain in full force and effect.


          Section 16. Notices. All demands, notices and communications hereunder shall be in writing and shall be given via email, facsimile transmission or registered or certified mail to the person at the address set forth below:

          (a) if to the Purchaser:

              Morgan Stanley Mortgage Capital Inc.
              1221 Avenue of the Americas
              27th Floor
              New York, New York  10020
              Attention:  Peter Woroniecki - Whole Loan Operations Manager
              Fax:  212-762-6942
              Email: peter.woroniecki@morganstanley.com
              with copies to:

              Jeff Williams
              Morgan Stanley - Servicing Oversight
              5002 T-Rex Ave
              Suite 300
              Boca Raton, Florida 33431
              Fax: 561-544-5631
              Email: jeff.williams@morganstanley.com

              Scott Samlin Morgan Stanley - RFPG 1585 Broadway,
              10th Floor 10th Floor New York, New York 10036 Fax:
              212-761-6352
              Email: scott.samlin@morganstanley.com

          (b) if to the Servicer:

              GreenPoint Mortgage Funding, Inc.,
              230 Brookstone Centre Parkway
              Columbus, GA 31909
              Attention:  Cindy Sharp, Investor Reporting Manager
              Fax:  706-641-4452
              Email:  cindy.sharp@greenpoint.com

          (c) if to the Seller:

              GreenPoint Mortgage Funding, Inc.,
              100 Wood Hollow Drive
              Novato, CA  94945
              Attention:  Susan Davia - Secondary Marketing Division
              Fax:  415-878-4369
              Email:  susan.davia@greenpoint.com

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).


          Section 17. Severability Clause. Any part, provision representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.


          Section 18. No Partnership. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Purchaser.


          Section 19. Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.


          Section 20. Governing Law Jurisdiction; Consent to Service of Process. THIS AGREEMENT SHALL BE DEEMED IN EFFECT WHEN A FULLY EXECUTED COUNTERPART THEREOF IS RECEIVED BY THE PURCHASER IN THE STATE OF NEW YORK AND SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW RULES AND PRINCIPLES. EACH OF THE PURCHASER AND THE SELLER IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER.

          Section 21. Mandatory Delivery; Grant of Security Interest. The sale and delivery on the related Closing Date of the Mortgage Loans described on the related Mortgage Loan Schedule is mandatory from and after the date of the execution of the related Purchase Price and Terms Letter, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser (including damages to prospective purchasers of the Mortgage Loans) in the event of the Seller's failure to deliver (i) each of the related Mortgage Loans or (ii) one or more Qualified Substitute Mortgage Loans or
(iii) one or more Mortgage Loans otherwise acceptable to the Purchaser on or before the related Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligations under the related Purchase Price and Terms Letter, and the Seller agrees that it shall hold such Mortgage Loans in custody for the Purchaser subject to the Purchaser's (i) right to reject any Mortgage Loan (or Qualified Substitute Mortgage Loan) under the terms of this Agreement and to require another Mortgage Loan (or Qualified Substitute Mortgage Loan) to be substituted therefor, and (ii) obligation to pay the Purchase Price for the Mortgage Loans. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.


          Section 22. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. Moreover, the arrangement under which the Mortgage Loans are held shall be consistent with classification of such arrangement as a grantor trust in the event it is not found to represent direct ownership of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Mortgage Loans which shall affect the federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

          Section 23. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective permitted successors and assigns of the Seller and the successors and assigns of the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller to a third party without the prior written consent of the Purchaser, which consent may be withheld by the Purchaser in its sole discretion. This Agreement may be assigned, pledged or hypothecated by the Purchaser in whole or in part, and with respect to one or more of the Mortgage Loans, without the consent of the Seller. There shall be no limitation on the number of assignments or transfers allowable by the Purchaser with respect to the Mortgage Loans and this Agreement. In the event the Purchaser assigns this Agreement, and the assignee assumes any of the Purchaser's obligations hereunder, the Seller acknowledges and agrees to look solely to such assignee, and not to the Purchaser, for performance of the obligations so assumed and the Purchaser shall be relieved from any liability to the Seller with respect thereto.


          Section 24. Waivers. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.


          Section 25. Exhibits. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.


          Section 26. General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

          (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

          (d) reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

          (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (f) the terms "include" and "including" shall mean without limitation by reason of enumeration.

          Section 27. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party hereto in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.


          Section 28. Amendment. This Agreement may be amended from time to time by the Purchaser, the Seller and the Servicer by written agreement signed by the parties hereto.


          Section 29. Confidentiality. Each of the Purchaser, the Seller and the Servicer shall employ proper procedures and standards designed to maintain the confidential nature of the terms of this Agreement, except to the extent:
(a) the disclosure of which is reasonably believed by such party to be required in connection with regulatory requirements or other legal requirements relating to its affairs; (b) disclosed to any one or more of such party's employees, officers, directors, agents, attorneys or accountants who would have access to the contents of this Agreement and such data and information in the normal course of the performance of such Person's duties for such party, to the extent such party has procedures in effect to inform such Person of the confidential nature thereof; (c) that is disclosed in a prospectus, prospectus supplement or private placement memorandum relating to a securitization of the Mortgage Loans by the Purchaser (or an affiliate assignee thereof) or to any Person in connection with the resale or proposed resale of all or a portion of the Mortgage Loans by such party in accordance with the terms of this Agreement; and (d) that is reasonably believed by such party to be necessary for the enforcement of such party's rights under this Agreement.

          Notwithstanding any other express or implied agreement to the contrary, each of the Purchaser, the Seller and the Servicer agree and acknowledge that each of them and each of their employees, representatives, and other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure, except to the extent that confidentiality is reasonably necessary to comply with U.S. federal or state securities laws. For purposes of this paragraph, the terms "tax treatment" and "tax structure" have the meanings specified in Treasury Regulation section 1.6011-4(c).


          Section 30. Entire Agreement. This Agreement constitutes the entire agreement and understanding relating to the subject matter hereof between the parties hereto and any prior oral or written agreements between them shall be deemed to have merged herewith.


          Section 31. Further Agreements. The Seller, the Servicer and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.


          Section 32. No Solicitation. From and after the related Closing Date, the Seller agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Seller's behalf, to personally, by telephone or mail, solicit a Mortgagor under any Mortgage Loan for the purpose of refinancing a Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser. Notwithstanding the foregoing, it is understood and agreed that the Seller, the Servicer or any of their respective affiliates:

          (a) may advertise its availability for handling refinancings of mortgages in its portfolio, including the promotion of terms it has available for such refinancings, through the sending of letters or promotional material, so long as it does not specifically target Mortgagors and so long as such promotional material either is sent to the mortgagors for all of the mortgages in the servicing portfolio of the Seller, the Servicer and any of their affiliates (those it owns as well as those serviced for others);

          (b) may provide pay-off information and otherwise cooperate with individual mortgagors who contact it about prepaying their mortgages by advising them of refinancing terms and streamlined origination arrangements that are available; and

          (c) may offer to refinance a Mortgage Loan made within thirty (30) days following receipt by it of a pay-off request from the related Mortgagor.

          Promotions undertaken by the Seller or the Servicer or by any affiliate of the Seller or the Servicer which are directed to the general public at large (including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements), shall not constitute solicitation under this Section 32.


          Section 33. Waiver of Jury Trial. THE SELLER AND THE PURCHASER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


          Section 34. Third Party Beneficiary. For purposes of this Agreement, including but not limited to Subsections 11.20 and 11.21, any master servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any master servicer herein as if it were a direct party to this Agreement.

                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Purchaser, the Seller and the Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized on the date first above written.


                                          MORGAN STANLEY MORTGAGE CAPITAL INC.



                                          By: __________________________________
                                              Name:
                                              Title:


                                          GREENPOINT MORTGAGE FUNDING, INC.



                                          By: __________________________________
                                              Name:
                                              Title:

                                   EXHIBIT 1

                            MORTGAGE LOAN DOCUMENTS

          With respect to each Mortgage Loan, the Mortgage Loan Documents shall consist of the following:

          (a) the original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________, without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized officer. To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows and the Custodian is so advised by the Seller that state law so allows. If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "[Last Endorsee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the endorsement must be by "[Last Endorsee], formerly known as [previous name]";

          (b) the original of any guarantee executed in connection with the Mortgage Note;

          (c) with respect to Mortgage Loans that are not Co-op Loans, the original Mortgage with evidence of recording thereon. With respect to any Co-op Loan, an original or copy of the Security Agreement. If in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

          (d) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

          (e) with respect to Mortgage Loans that are not Co-op Loans, the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for



                                   Exh. 1-1
     recording (except with respect to MERS Designated Loans). The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located or on direction of the Purchaser as provided in this Agreement. If the Assignment of Mortgage is to be recorded, the Mortgage shall be assigned to the Purchaser. If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank. If the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be made by "[Seller], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment of Mortgage must be by "[Seller], formerly known as [previous name]";

          (f) with respect to Mortgage Loans that are not Co-op Loans, the originals of all intervening Assignments of Mortgage (if any) evidencing a complete chain of assignment from the Seller to the Last Endorsee (or, in the case of a MERS Designated Loan, MERS) with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded Assignments of Mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officers Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

          (g) with respect to Mortgage Loans that are not Co-op Loans, the original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company, in either case to be delivered within 180 days following the related Closing Date;

          (h) the original or, if unavailable, a copy of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage;

          (i) with respect to any Co-op Loan: (i) a copy of the Co-op Lease and the assignment of such Co-op Lease, with all intervening assignments showing a complete chain of title and an assignment thereof by Seller;
     (ii) the stock certificate together with an undated stock power relating to such stock certificate executed in blank; (iii) the recognition agreement of the interests of the Mortgagee with respect to the Co-op Loan



                                   Exh. 1-2
     by the residential cooperative housing corporation, the stock of which was pledged by the related Mortgagor to the originator of such Co-op Loan; and (iv) copies of the financial statement filed by the originator as secured party and, if applicable, a filed UCC-3 assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 assignment of such security interest by the Seller in a form sufficient for filing; and

          (j) if any of the above documents has been executed by a person holding a power of attorney, an original or photocopy of such power certified by the Seller to be a true and correct copy of the original.




                                   Exh. 1-3

                                   EXHIBIT 2

                        CONTENTS OF EACH MORTGAGE FILE

          With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, unless otherwise disclosed to the Purchaser on the data tape, which shall be available for inspection by the Purchaser and which shall be retained by the Servicer or delivered to the Purchaser:

          (a) Copies of the Mortgage Loan Documents.

          (b) Residential loan application.

          (c) Mortgage Loan closing statement.

          (d) Verification of employment and income, if required.

          (e) Verification of acceptable evidence of source and amount of down payment.

          (f) Credit report on Mortgagor, in a form acceptable to either Fannie Mae or Freddie Mac.

          (g) Residential appraisal report.

          (h) Photograph of the Mortgaged Property and photographs of comparable properties.

          (i) Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

          (j) Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

          (k) Copies of all required disclosure statements.

          (l) If applicable, termite report, structural engineer's report, water potability and septic certification.

          (m) Sales Contract, if applicable.

          (n) Copy of the owner's title insurance policy or attorney's opinion of title and abstract of title, as applicable.

          (o) Evidence of electronic notation of the hazard insurance policy, and, if required by law, evidence of the flood insurance policy.




                                   Exh. 2-1

                                   EXHIBIT 3

              FORM OF INDEMNIFICATION AND CONTRIBUTION AGREEMENT

          This INDEMNIFICATION AND CONTRIBUTION AGREEMENT ("Agreement"), dated as of [_______], 200_, among [________________] (the "Depositor"), a
[______________] corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc., a New York corporation ("Morgan") and GreenPoint Mortgage Funding, Inc., a New York corporation (the "Seller").


                             W I T N E S S E T H:


          WHEREAS, the Depositor is acting as depositor and registrant with respect to the Prospectus, dated [________________], and the Prospectus Supplement to the Prospectus, [________________] (the "Prospectus
Supplement"), relating to [________________] Certificates (the "Certificates") to be issued pursuant to a Pooling and Servicing Agreement, dated as of [________________] (the "P&S"), among the Depositor, as depositor, [________________], as servicer (the "Servicer"), and [________________], as trustee (the "Trustee");


          WHEREAS, as an inducement to the Depositor to enter into the P&S, and [____________________] (the "Underwriter[s]") to enter into the Underwriting Agreement, dated [____________________] (the "Underwriting Agreement") between the Depositor and the Underwriter[s], Seller has agreed to provide for indemnification and contribution on the terms and conditions hereinafter set forth;


          WHEREAS, Morgan purchased from Seller certain of the Mortgage Loans underlying the Certificates (the "Mortgage Loans") pursuant to a Fifth Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2006 (the "Sale and Servicing Agreement"), by and between Morgan and Seller; and


          WHEREAS, pursuant to Section 15 of the Sale and Servicing Agreement, the Seller has agreed to provide indemnification for certain information.


          NOW THEREFORE, in consideration of the agreements contained herein, and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Depositor, Morgan and the Seller agree as follows:

          1. Indemnification and Contribution.

          (a) The Seller agrees to indemnify and hold harmless the Depositor, Morgan, the Underwriter[s] and their respective affiliates and their respective present and former directors, officers, employees and agents and each person, if any, who controls the Depositor, Morgan, the Underwriter[s] or such affiliates within the meaning of either Section 15 of the



                                   Exh. 3-1

Securities Act of 1933, as amended (the "1933 Act"), or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement, Free Writing Prospectus or in the ABS Informational and Computational Materials or any omission or alleged omission to state in the Prospectus Supplement, Free Writing Prospectus or in the ABS Informational and Computational Materials a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any such untrue statement or omission or alleged untrue statement or alleged omission made in any amendment of or supplement to the Prospectus Supplement, Free Writing Prospectus or the ABS Informational and Computational Materials and agrees to reimburse the Depositor, Morgan, the Underwriter[s] or such affiliates and each such officer, director, employee, agent and controlling person promptly upon demand for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Seller shall be liable in any such case only to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, (i) any breach of the representation and warranty set forth in Section 2(vii) below or (ii) any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with the Seller Information. The foregoing indemnity agreement is in addition to any liability which Seller may otherwise have to the Depositor, Morgan, the Underwriter[s], their affiliates or any such director, officer, employee, agent or controlling person of the Depositor, Morgan, the Underwriter[s] or their respective affiliates.

          As used herein:

          "Seller Information" means any information relating to Seller, the Mortgage Loans and/or the underwriting guidelines relating to the Mortgage Loans submitted by the Seller for use in the Prospectus Supplement, Free Writing Prospectus or the ABS Informational and Computational Materials.

          "Free Writing Prospectus" means any written communication that constitutes a "free writing prospectus," as defined in Rule 405 under the 1933 Act.

          "ABS Informational and Computational Materials" means any written communication as defined in Item 1101(a) of Regulation AB under the 1933 Act and the 1934 Act, as may be amended from time to time.

          "Regulation AB": Subpart 229.100 - Asset-Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.



                                   Exh. 3-2

          (b) Promptly after receipt by any indemnified party under this
Section 1 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 1, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 1 except to the extent it has been materially prejudiced by such failure; and provided, further, however, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 1.

          If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, except as provided in the following paragraph, the indemnifying party shall not be liable to the indemnified party under this Section 1 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is necessary or appropriate for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties.

          Each indemnified party, as a condition of the indemnity agreements contained in this Section 1, shall cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.



                                   Exh. 3-3

          Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

          (c) If the indemnification provided for in this Section 1 is unavailable to an indemnified party, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, respectively, in connection with the statements or omissions that result in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified party and indemnifying party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and any other equitable considerations.

          (d) The indemnity and contribution agreements contained in this
Section 1 and the representations and warranties set forth in Section 2 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Depositor, Morgan, the Underwriter[s], their respective affiliates, directors, officers, employees or agents or any person controlling the Depositor, Morgan, the Underwriter[s] or any such affiliate, and (iii) acceptance of and payment for any of the Offered Certificates.

          2. Representations and Warranties. Seller represents and warrants that:

          (i) Seller is validly existing and in good standing under the laws of its jurisdiction of formation or incorporation, as applicable, and has full power and authority to own its assets and to transact the business in which it is currently engaged. Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of Seller;

          (ii) Seller is not required to obtain the consent of any other person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

          (iii) the execution, delivery and performance of this Agreement by Seller will not violate any provision of any existing law or regulation or any order decree of any court applicable to Seller or any provision of the charter or bylaws of Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which Seller is a party or by which it may be bound;



                                   Exh. 3-4

          (iv) (a) no proceeding of or before any court, tribunal or governmental body is currently pending or, (b) to the knowledge of Seller, threatened against Seller or any of its properties or with respect to this Agreement or the Offered Certificates, in either case, which would have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of Seller;

          (v) Seller has full power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated hereunder, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of each of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, by the availability of equitable remedies, and by limitations of public policy under applicable securities law as to rights of indemnity and contribution thereunder;

          (vi) this Agreement has been duly executed and delivered by Seller;
     and

          (vii) the Seller represents that the Seller Information satisfies the requirements of Items 1108, 1110, 1111(a)(3), 1117 and 1119 of Regulation AB.

          3. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to Seller, will be mailed, delivered or faxed or emailed and confirmed by mail [______________________]; if sent to Morgan, will be mailed, delivered or faxed or emailed and confirmed by mail to Morgan Stanley Mortgage Capital Inc., 1221 Avenue of the Americas, 27th Floor, New York, New York 10020, Attention: Peter Woroniecki Whole Loans Operations Manager, Fax: [_______], Email: peter.woroniecki@morganstanley.com, with copies to (i) Michelle Wilke, Morgan Stanley - Legal Counsel, Securities, Morgan Stanley, 1585 Broadway, 38th Floor, New York, New York 10020, Fax [_____], Email: michelle.wilke@morganstanley.com, and (ii) Steven Shapiro, Morgan Stanley - SPG Finance, Morgan Stanley, 1585 Broadway, 10th Floor, New York, New York 10036, Fax [_____],Email: steven.shapiro@morganstanley.com; if to the Depositor, will be mailed, delivered or telegraphed and confirmed to [____________________]; or if to the Underwriter[s], will be mailed, delivered or telegraphed and confirmed to [_____________________]; or if to the Initial Purchaser[s], will be mailed, delivered or telegraphed and confirmed to [_____________________].

          4. Miscellaneous. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws provisions thereof. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns and the controlling persons referred to herein, and no other person shall have any right or obligation hereunder. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in



                                   Exh. 3-5
writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be considered an original, and all such counterparts shall constitute one and the same instrument. Capitalized terms used but not defined herein shall have the meanings provided in the P&S.

                           [SIGNATURE PAGE FOLLOWS]




                                   Exh. 3-6

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, this __th day of [________].


                                        [DEPOSITOR]



                                        By: ____________________________________
                                            Name:
                                            Title:


                                        MORGAN STANLEY MORTGAGE CAPITAL INC.



                                        By: ____________________________________
                                            Name:
                                            Title:


                                        GREENPOINT MORTGAGE FUNDING, INC.,



                                        By: ____________________________________
                                            Name:
                                            Title:




                                   Exh. 3-7

                                   EXHIBIT 4

                        CUSTODIAL ACCOUNT CERTIFICATION


                                                           _________ __, 200__

          [_____________________] hereby certifies that it has established the account described below as a Custodial Account pursuant to Subsection 11.04 of the Fifth Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2006, Fixed and Adjustable Rate Mortgage Loans.

Title of Account:   "GreenPoint Mortgage Funding, Inc., in trust for Morgan
                    Stanley Mortgage Capital Inc. as Purchaser of Mortgage Loans and various Mortgagors."

Account Number:     __________________________

Address of office or
branch of [_____________________]
at which the Custodial
account is maintained:      ______________________
                            ______________________
                            ______________________


                                        GREENPOINT MORTGAGE FUNDING, INC.,



                                        By: ____________________________________
                                            Name:
                                            Title:




                                   Exh. 4-1

                                   EXHIBIT 5

                      CUSTODIAL ACCOUNT LETTER AGREEMENT


                                                           _________ __, 200__

To:
      ____________________________________________
      (the "Depository")

          As Servicer under the Fifth Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2006, we hereby authorize and request you to establish an account, as a Custodial Account, to be designated as "GreenPoint Mortgage Funding, Inc., in trust for Morgan Stanley Mortgage Capital Inc. as Purchaser of Mortgage Loans and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                        GREENPOINT MORTGAGE FUNDING, INC.,



                                        By: ____________________________________
                                            Name:
                                            Title:



                                   Exh. 5-1

          The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ____________________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The account will be insured to the maximum amount permitted under applicable law by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").




                                        [_____________________________________],
                                                     as Depository



                                        By: ____________________________________
                                            Name:
                                            Title:
                                            Date:


                                   Exh. 5-2

                                   EXHIBIT 6

                         ESCROW ACCOUNT CERTIFICATION
                                                           _________ __, 200__

          [_____________________] hereby certifies that it has established the account described below as an Escrow Account pursuant to Subsection 11.06 of the Fifth Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2006, Fixed and Adjustable Rate Mortgage Loans.

Title of Account:   "GreenPoint Mortgage Funding, Inc., in trust for Morgan
                    Stanley Mortgage Capital Inc. as Purchaser of Mortgage Loans and various Mortgagors."

Account Number:     __________________________

Address of office or
branch of [_____________________]
at which the Custodial
account is maintained:      ______________________
                            ______________________
                            ______________________


                                        GREENPOINT MORTGAGE FUNDING, INC.,



                                        By: ____________________________________
                                            Name:
                                            Title:


                                   Exh. 6-1

                                   EXHIBIT 7

                        ESCROW ACCOUNT LETTER AGREEMENT


                                                           _________ __, 200__

To:
      ____________________________________________
      (the "Depository")

          As Servicer under the Fifth Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2006, we hereby authorize and request you to establish an account, as a Escrow Account, to be designated as "GreenPoint Mortgage Funding, Inc., in trust for Morgan Stanley Mortgage Capital Inc. as Purchaser of Mortgage Loans and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                        GREENPOINT MORTGAGE FUNDING, INC.,



                                        By: ____________________________________
                                            Name:
                                            Title:



                                   Exh. 7-1

          The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ____________________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The account will be insured to the maximum amount permitted under applicable law by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").




                                        [_____________________________________],
                                                     as Depository



                                        By: ____________________________________
                                            Name:
                                            Title:
                                            Date:




                                   Exh. 7-2

                                   EXHIBIT 8

                            UNDERWRITING GUIDELINES






                                   Exh. 8-1

                                   EXHIBIT 9

                       FORM OF MONTHLY REMITTANCE REPORT

                    (Available upon request to the Seller.)

Exhibit 9A: Standard File Layout - Delinquency Reporting

----------------------------------------- ------------------------------------------------------------- ----------- ----------------
Column/Header Name                                                    Description                        Decimal    Format
                                                                                                                    Comment
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
SERVICER_LOAN_NBR                         A unique number assigned to a loan by the Servicer.  This
                                          may be different than the LOAN_NBR
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
LOAN_NBR                                  A unique identifier assigned to each loan by the originator.
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
CLIENT_NBR                                Servicer Client Number
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
SERV_INVESTOR_NBR                         Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
BORROWER_FIRST_NAME                       First Name of the Borrower.
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
BORROWER_LAST_NAME                        Last name of the borrower.
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
PROP_ADDRESS                              Street Name and Number of Property
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
PROP_STATE                                The state where the  property located.
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
PROP_ZIP                                  Zip code where the property is located.
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
BORR_NEXT_PAY_DUE_DATE                    The date that the borrower's next payment is due to the                   MM/DD/YYYY
                                          servicer at the end of processing cycle, as reported by
                                          Servicer.
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
LOAN_TYPE                                 Loan Type (i.e. FHA, VA, Conv)
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_FILED_DATE                     The date a particular bankruptcy claim was filed.                         MM/DD/YYYY
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_CHAPTER_CODE                   The chapter under which the bankruptcy was filed.
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_CASE_NBR                       The case number assigned by the court to the bankruptcy
                                          filing.
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
POST_PETITION_DUE_DATE                    The payment due date once the bankruptcy has been approved by             MM/DD/YYYY
                                          the courts
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_DCHRG_DISM_DATE                The Date The Loan Is Removed From Bankruptcy. Either by                   MM/DD/YYYY
                                          Dismissal, Discharged and/or a Motion For Relief Was Granted.
----------------------------------------- ------------------------------------------------------------- ----------- ----------------


                                   Exh. 9-1

----------------------------------------- ------------------------------------------------------------- ----------- ----------------
Column/Header Name                                                    Description                        Decimal   Format
                                                                                                                    Comment
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
LOSS_MIT_APPR_DATE                        The Date The Loss Mitigation Was Approved By The Servicer                 MM/DD/YYYY
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
LOSS_MIT_TYPE                             The Type Of Loss Mitigation Approved For A Loan Such As;
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
LOSS_MIT_EST_COMP_DATE                    The Date The Loss Mitigation /Plan Is Scheduled To End/Close              MM/DD/YYYY
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
LOSS_MIT_ACT_COMP_DATE                    The Date The Loss Mitigation Is Actually Completed                        MM/DD/YYYY
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
FRCLSR_APPROVED_DATE                      The date DA Admin                                                         MM/DD/YYYY
                                          sends a letter to the
                                          servicer with
                                          instructions
                                          to begin
                                          foreclosure
                                          proceedings.
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
ATTORNEY_REFERRAL_DATE                    Date File Was Referred To Attorney to Pursue Foreclosure                  MM/DD/YYYY
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
FIRST_LEGAL_DATE                          Notice of 1st legal filed by an Attorney in a Foreclosure                 MM/DD/YYYY
                                          Action
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_EXPECTED_DATE                 The date by which a foreclosure sale is expected to occur.                MM/DD/YYYY
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_DATE                          The actual date of the foreclosure sale.                                  MM/DD/YYYY
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_AMT                           The amount a property sold for at the foreclosure sale.            2      No commas(,) or
                                                                                                                    dollar signs ($)
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
EVICTION_START_DATE                       The date the servicer initiates eviction of the borrower.                 MM/DD/YYYY
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
EVICTION_COMPLETED_DATE                   The date the court revokes legal possession of the                        MM/DD/YYYY
                                          property from the borrower.
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
LIST_PRICE                                The price at which an REO property is marketed.                    2      No commas(,) or
                                                                                                                    dollar signs ($)
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
LIST_DATE                                 The date an REO property is listed at a particular price.                 MM/DD/YYYY
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
OFFER_AMT                                 The dollar value of an offer for an REO property.                  2      No commas(,) or
                                                                                                                    dollar signs ($)
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
OFFER_DATE_TIME                           The date an offer is received by DA Admin or by the Servicer.             MM/DD/YYYY
----------------------------------------- ------------------------------------------------------------- ----------- ----------------


                                   Exh. 9-2

----------------------------------------- ------------------------------------------------------------- ----------- ----------------
Column/Header Name                                                    Description                       Decimal     Format
                                                                                                                    Comment
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
REO_CLOSING_DATE                          The date the REO sale of the property is scheduled to close.              MM/DD/YYYY
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
REO_ACTUAL_CLOSING_DATE                   Actual Date Of REO Sale                                                   MM/DD/YYYY
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
OCCUPANT_CODE                             Classification of how the property is occupied.
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
PROP_CONDITION_CODE                       A code that indicates the condition of the property.
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
PROP_INSPECTION_DATE                      The date a  property inspection is performed.                             MM/DD/YYYY
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
APPRAISAL_DATE                            The date the appraisal was done.                                          MM/DD/YYYY
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
CURR_PROP_VAL                              The current "as is" value of the property based on brokers        2
                                          price opinion or appraisal.
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
REPAIRED_PROP_VAL                         The amount the property would be worth if repairs are              2
                                          completed pursuant to a broker's price opinion or appraisal.
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
If applicable:
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
DELINQ_STATUS_CODE                        FNMA Code Describing Status of Loan
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
DELINQ_REASON_CODE                        The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
MI_CLAIM_FILED_DATE                       Date Mortgage Insurance Claim Was Filed With Mortgage                     MM/DD/YYYY
                                          Insurance Company.
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
MI_CLAIM_AMT                              Amount of Mortgage Insurance Claim Filed                                  No commas(,) or
                                                                                                                    dollar signs ($)
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
MI_CLAIM_PAID_DATE                        Date Mortgage Insurance Company Disbursed Claim Payment                   MM/DD/YYYY
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
MI_CLAIM_AMT_PAID                         Amount Mortgage Insurance Company Paid On Claim                    2      No commas(,) or
                                                                                                                    dollar signs ($)
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_FILED_DATE                     Date Claim Was Filed With Pool Insurance Company                          MM/DD/YYYY
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_AMT                            Amount of Claim Filed With Pool Insurance Company                  2      No commas(,) or
                                                                                                                    dollar signs ($)
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_PAID_DATE                      Date Claim Was Settled and The Check Was Issued By The Pool               MM/DD/YYYY
                                          Insurer
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_AMT_PAID                       Amount Paid On Claim By Pool Insurance Company                     2      No commas(,) or
                                                                                                                    dollar signs ($)
----------------------------------------- ------------------------------------------------------------- ----------- ----------------


                                   Exh. 9-3

----------------------------------------- ------------------------------------------------------------- ----------- ----------------
Column/Header Name                                                    Description                       Decimal     Format
                                                                                                                    Comment
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_FILED_DATE               Date FHA Part A Claim Was Filed With HUD                                  MM/DD/YYYY
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_AMT                      Amount of FHA Part A Claim Filed                                   2      No commas(,) or
                                                                                                                    dollar signs ($)
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_PAID_DATE                Date HUD Disbursed Part A Claim Payment                                   MM/DD/YYYY
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_PAID_AMT                 Amount HUD Paid on Part A Claim                                    2      No commas(,) or
                                                                                                                    dollar signs ($)
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_FILED_DATE               Date FHA Part B Claim Was Filed With HUD                                  MM/DD/YYYY
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_AMT                      Amount of FHA Part B Claim Filed                                   2      No commas(,) or
                                                                                                                    dollar signs ($)
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_PAID_DATE                Date HUD Disbursed Part B Claim Payment                                   MM/DD/YYYY
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_PAID_AMT                 Amount HUD Paid on Part B Claim                                    2      No commas(,) or
                                                                                                                    dollar signs ($)
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
VA_CLAIM_FILED_DATE                       Date VA Claim Was Filed With the Veterans Admin                           MM/DD/YYYY
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
VA_CLAIM_PAID_DATE                        Date Veterans Admin. Disbursed VA Claim Payment                           MM/DD/YYYY
----------------------------------------- ------------------------------------------------------------- ----------- ----------------
VA_CLAIM_PAID_AMT                         Amount Veterans Admin. Paid on VA Claim                            2      No commas(,) or
                                                                                                                    dollar signs ($)
----------------------------------------- ------------------------------------------------------------- ----------- ----------------





                                   Exh. 9-4

Exhibit 9B: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

         o      ASUM-   Approved Assumption

         o      BAP-    Borrower Assistance Program

         o      CO-     Charge Off

         o      DIL-    Deed-in-Lieu

         o      FFA-    Formal Forbearance Agreement

         o      MOD-    Loan Modification

         o      PRE-    Pre-Sale

         o      SS-     Short Sale

         o      MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

         o      Mortgagor

         o      Tenant

         o      Unknown

         o      Vacant

The Property Condition field should show the last reported condition of the property as follows:

         o      Damaged

         o      Excellent

         o      Fair

         o      Gone



                                   Exh. 9-5

         o      Good

         o      Poor

         o      Special Hazard

         o      Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

             ------------------------ ---------------------------------------------------------

                Delinquency Code                      Delinquency Description
             ------------------------ ---------------------------------------------------------
             ------------------------ ---------------------------------------------------------
             001                      FNMA-Death of principal mortgagor
             ------------------------ ---------------------------------------------------------
             002                      FNMA-Illness of principal mortgagor
             ------------------------ ---------------------------------------------------------
             003                      FNMA-Illness of mortgagor's family member
             ------------------------ ---------------------------------------------------------
             004                      FNMA-Death of mortgagor's family member
             ------------------------ ---------------------------------------------------------
             005                      FNMA-Marital difficulties
             ------------------------ ---------------------------------------------------------
             006                      FNMA-Curtailment of income
             ------------------------ ---------------------------------------------------------
             007                      FNMA-Excessive Obligation
             ------------------------ ---------------------------------------------------------
             008                      FNMA-Abandonment of property
             ------------------------ ---------------------------------------------------------
             009                      FNMA-Distant employee transfer
             ------------------------ ---------------------------------------------------------
             011                      FNMA-Property problem
             ------------------------ ---------------------------------------------------------
             012                      FNMA-Inability to sell property
             ------------------------ ---------------------------------------------------------
             013                      FNMA-Inability to rent property
             ------------------------ ---------------------------------------------------------
             014                      FNMA-Military Service
             ------------------------ ---------------------------------------------------------
             015                      FNMA-Other
             ------------------------ ---------------------------------------------------------
             016                      FNMA-Unemployment
             ------------------------ ---------------------------------------------------------
             017                      FNMA-Business failure
             ------------------------ ---------------------------------------------------------
             019                      FNMA-Casualty loss
             ------------------------ ---------------------------------------------------------
             022                      FNMA-Energy environment costs
             ------------------------ ---------------------------------------------------------
             023                      FNMA-Servicing problems
             ------------------------ ---------------------------------------------------------
             026                      FNMA-Payment adjustment
             ------------------------ ---------------------------------------------------------
             027                      FNMA-Payment dispute
             ------------------------ ---------------------------------------------------------
             029                      FNMA-Transfer of ownership pending
             ------------------------ ---------------------------------------------------------
             030                      FNMA-Fraud
             ------------------------ ---------------------------------------------------------
             031                      FNMA-Unable to contact borrower
             ------------------------ ---------------------------------------------------------
             INC                      FNMA-Incarceration
             ------------------------ ---------------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:


             ------------------------ -------------------------------------------------------
                   Status Code        Status Description
             ------------------------ -------------------------------------------------------
                       09             Forbearance
             ------------------------ -------------------------------------------------------
                       17             Pre-foreclosure Sale Closing Plan Accepted
             ------------------------ -------------------------------------------------------
                       24             Government Seizure
             ------------------------ -------------------------------------------------------
                       26             Refinance
             ------------------------ -------------------------------------------------------


                                   Exh. 9-6

             ------------------------ -------------------------------------------------------
                       27             Assumption
             ------------------------ -------------------------------------------------------
                       28             Modification
             ------------------------ -------------------------------------------------------
                       29             Charge-Off
             ------------------------ -------------------------------------------------------
                       30             Third Party Sale
             ------------------------ -------------------------------------------------------
                       31             Probate
             ------------------------ -------------------------------------------------------
                       32             Military Indulgence
             ------------------------ -------------------------------------------------------
                       43             Foreclosure Started
             ------------------------ -------------------------------------------------------
                       44             Deed-in-Lieu Started
             ------------------------ -------------------------------------------------------
                       49             Assignment Completed
             ------------------------ -------------------------------------------------------
                       61             Second Lien Considerations
             ------------------------ -------------------------------------------------------
                       62             Veteran's Affairs-No Bid
             ------------------------ -------------------------------------------------------
                       63             Veteran's Affairs-Refund
             ------------------------ -------------------------------------------------------
                       64             Veteran's Affairs-Buydown
             ------------------------ -------------------------------------------------------
                       65             Chapter 7 Bankruptcy
             ------------------------ -------------------------------------------------------
                       66             Chapter 11 Bankruptcy
             ------------------------ -------------------------------------------------------
                       67             Chapter 13 Bankruptcy
             ------------------------ -------------------------------------------------------




                                   Exh. 9-7

Exhibit 9C: Standard File Layout - Master Servicing


------------------------------- -------------------------------------------- --------- -------------------------------- ------------
Column Name                     Description                                   Decimal  Format Comment                   Max Size
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
SER_INVESTOR_NBR                A value assigned by the Servicer to define             Text up to 10 digits                  20
                                a group of loans.
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
LOAN_NBR                        A unique identifier assigned to each loan              Text up to 10 digits                  10
                                by the investor.
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
SERVICER_LOAN_NBR               A unique number assigned to a loan by the              Text up to 10 digits                  10
                                Servicer. This may be different
                                than the LOAN_NBR.
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
BORROWER_NAME                   The borrower name as received in the file.             Maximum length of 30 (Last,           30
                                It is not separated by first and last name.            First)
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
SCHED_PAY_AMT                   Scheduled monthly principal and scheduled       2      No commas(,) or dollar                11
                                interest payment that a borrower is                    signs ($)
                                expected to pay, P&I constant.
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
NOTE_INT_RATE                   The loan interest rate as reported by the       4      Max length of 6                        6
                                Servicer.
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
NET_INT_RATE                    The loan gross interest rate less the           4      Max length of 6                        6
                                service fee rate as reported by the
                                Servicer.
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
SERV_FEE_RATE                   The servicer's fee rate for a loan as           4      Max length of 6                        6
                                reported by the Servicer.
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
SERV_FEE_AMT                    The servicer's fee amount for a loan as         2      No commas(,) or dollar                11
                                reported by the Servicer.                              signs ($)
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
NEW_PAY_AMT                     The new loan payment amount as reported         2      No commas(,) or dollar                11
                                by the Servicer.                                       signs ($)
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
NEW_LOAN_RATE                   The new loan rate as reported by the            4      Max length of 6                        6
                                Servicer.
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
ARM_INDEX_RATE                  The index the Servicer is using to              4      Max length of 6                        6
                                calculate a forecasted rate.
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
ACTL_BEG_PRIN_BAL               The borrower's actual principal balance         2      No commas(,) or dollar                11
                                at the beginning of the processing cycle.              signs ($)
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
ACTL_END_PRIN_BAL               The borrower's actual principal balance         2      No commas(,) or dollar                11
                                at the end of the processing cycle.                    signs ($)
------------------------------- -------------------------------------------- --------- -------------------------------- ------------


                                   Exh. 9-8

------------------------------- -------------------------------------------- --------- -------------------------------- ------------
Column Name                     Description                                   Decimal  Format Comment                   Max Size
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
BORR_NEXT_PAY_DUE_DATE          The date at the end of processing cycle                MM/DD/YYYY                            10
                                that  the borrower's next payment is due
                                to the Servicer, as reported by Servicer.
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
SERV_CURT_AMT_1                 The first curtailment amount to be applied.     2      No commas(,) or dollar                11
                                                                                       signs ($)
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
SERV_CURT_DATE_1                The curtailment date associated with the               MM/DD/YYYY                            10
                                first curtailment amount.
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
CURT_ADJ_ AMT_1                 The curtailment interest on the first           2      No commas(,) or dollar                11
                                curtailment amount, if applicable.                     signs ($)
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
SERV_CURT_AMT_2                 The second curtailment amount to be applied.    2      No commas(,) or dollar                11
                                                                                       signs ($)
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
SERV_CURT_DATE_2                The curtailment date associated with the               MM/DD/YYYY                            10
                                second curtailment amount.
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
CURT_ADJ_ AMT_2                 The curtailment interest on the second          2      No commas(,) or dollar                11
                                curtailment amount, if applicable.                     signs ($)
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
SERV_CURT_AMT_3                 The third curtailment amount to be applied.     2      No commas(,) or dollar                11
                                                                                       signs ($)
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
SERV_CURT_DATE_3                The curtailment date associated with the               MM/DD/YYYY                            10
                                third curtailment amount.
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
CURT_ADJ_AMT_3                  The curtailment interest on the third           2      No commas(,) or dollar                11
                                curtailment amount, if applicable.                     signs ($)
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
PIF_AMT                         The loan "paid in full" amount as               2      No commas(,) or dollar                11
                                reported by the Servicer.                              signs ($)
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
PIF_DATE                        The paid in full date as reported by the               MM/DD/YYYY                            10
                                Servicer.
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
                                                                                       Action Code Key: 15=Bankruptcy,        2
ACTION_CODE                     The standard FNMA numeric code                         30=Foreclosure, , 60=PIF,
                                used to indicate the                                   63=Substitution,
                                default/delinquent status of a                         65=Repurchase, 70=REO
                                particular loan.
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
INT_ADJ_AMT                     The amount of the interest adjustment as        2      No commas(,) or dollar                11
                                reported by the Servicer.                              signs ($)
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
SOLDIER_SAILOR_ADJ_AMT          The Soldier and Sailor Adjustment amount, if    2      No commas(,) or dollar                11
                                applicable.                                            signs ($)
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
NON_ADV_LOAN_AMT                The Non Recoverable Loan Amount, if             2      No commas(,) or dollar                11
                                applicable.                                            signs ($)
------------------------------- -------------------------------------------- --------- -------------------------------- ------------


                                   Exh. 9-9

------------------------------- -------------------------------------------- --------- -------------------------------- ------------
Column Name                     Description                                   Decimal  Format Comment                   Max Size
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
LOAN_LOSS_AMT                   The amount the Servicer is passing as a         2      No commas(,) or dollar                11
                                loss, if applicable.                                   signs ($)
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
SCHED_BEG_PRIN_BAL              The scheduled outstanding principal amount      2      No commas(,) or dollar                11
                                due at the beginning of the cycle date to              signs ($)
                                be passed through to investors.
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
SCHED_END_PRIN_BAL              The scheduled principal balance due to          2      No commas(,) or dollar                11
                                investors at the end of a processing cycle.            signs ($)
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
SCHED_PRIN_AMT                  The scheduled principal amount as reported      2      No commas(,) or dollar                11
                                by the Servicer for the current cycle --               signs ($)
                                only applicable for Scheduled/Scheduled
                                Loans.
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
SCHED_NET_INT                   The scheduled gross interest amount less        2      No commas(,) or dollar                11
                                the service fee amount for the current                 signs ($)
                                cycle as reported by the Servicer -- only
                                applicable for Scheduled/Scheduled Loans.
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
ACTL_PRIN_AMT                   The actual principal amount collected by        2      No commas(,) or dollar                11
                                the Servicer for the current reporting                 signs ($)
                                cycle -- only applicable for Actual/Actual
                                Loans.
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
ACTL_NET_INT                    The actual gross interest amount less the       2      No commas(,) or dollar                11
                                service fee amount for the current                     signs ($)
                                reporting cycle as reported by the Servicer
                                -- only applicable for Actual/Actual
                                Loans.
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
PREPAY_PENALTY_ AMT             The penalty amount received when a borrower     2      No commas(,) or dollar                11
                                prepays on his loan as reported by the                 signs ($)
                                Servicer.
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
PREPAY_PENALTY_ WAIVED          The prepayment penalty amount for the loan      2      No commas(,) or dollar                11
                                waived by the servicer.                                signs ($)
------------------------------- -------------------------------------------- --------- -------------------------------- ------------

------------------------------- -------------------------------------------- --------- -------------------------------- ------------
MOD_DATE                        The Effective Payment Date of the                      MM/DD/YYYY                            10
                                Modification for the loan.
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
MOD_TYPE                        The Modification Type.                                 Varchar - value can be                30
                                                                                       alpha or numeric
------------------------------- -------------------------------------------- --------- -------------------------------- ------------
DELINQ_P&I_ADVANCE_AMT          The current outstanding principal and           2      No commas(,) or dollar                11
                                interest advances made by Servicer.                    signs ($)
------------------------------- -------------------------------------------- --------- -------------------------------- ------------

                                  Exh. 9-10

Exhibit 9D : Calculation of Realized Loss/Gain Form 332- Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

(a) The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12. Complete as applicable. Required documentation:

* For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

* For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

* REO repairs >$3000 require evidence of at least 2 bids.

* Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

* Unusual or extraordinary items may require further documentation.

13. The total of lines 1 through 12.



                                  Exh. 9-11

Credits:

14-21. Complete as applicable. Required documentation:

* Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22. The total of lines 14 through 21.

Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).




                                  Exh. 9-12

Exhibit 9E: Calculation of Realized Loss/Gain Form 332


Prepared by:  __________________                     Date:  _______________

Phone:  ______________________   Email Address:_____________________


----------------------------------    --------------------------------------    --------------------------------------------
Servicer Loan No.                     Servicer Name                             Servicer Address


----------------------------------    --------------------------------------    --------------------------------------------

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________
Property Address: _________________________________________________________

Liquidation Type:  REO Sale                  3rd Party Sale            Short Sale       Charge Off


Was this loan granted a Bankruptcy deficiency or cramdown                    Yes         No
If "Yes", provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:
(1)  Actual Unpaid Principal Balance of Mortgage Loan                  $ ______________   (1)
(2)  Interest accrued at Net Rate                                      ________________   (2)
(3)  Accrued Servicing Fees                                            ________________   (3)
(4)  Attorney's Fees                                                   ________________   (4)
(5)  Taxes (see page 2)                                                ________________   (5)
(6)  Property Maintenance                                              _______________    (6)
(7)  MI/Hazard Insurance Premiums (see page 2)                         ________________   (7)
(8)  Utility Expenses                                                  ________________   (8)
(9)  Appraisal/BPO                                                     ________________   (9)
(10) Property Inspections                                              ________________  (10)
(11) FC Costs/Other Legal Expenses                                     ________________  (11)
(12) Other (itemize)                                                   ________________  (12)
         Cash for Keys__________________________                       ________________  (12)
         HOA/Condo Fees_______________________                         ________________  (12)
         ______________________________________                        ________________  (12)

         Total Expenses                                               $ _______________  (13)
Credits:
(14) Escrow Balance                                                   $ _______________  (14)
(15) HIP Refund                                                        ________________  (15)
(16) Rental Receipts                                                   ________________  (16)
(17) Hazard Loss Proceeds                                              ________________  (17)
(18) Primary Mortgage Insurance / Gov't Insurance                      ________________ (18a)
HUD Part A

HUD Part B                                                             ________________ (18b)
(19) Pool Insurance Proceeds                                           ________________  (19)


                                  Exh. 9-13

(20) Proceeds from Sale of Acquired Property                           ________________  (20)
(21) Other (itemize)                                                   ________________  (21)
     _________________________________________                         ________________  (21)
     Total Credits                                                    $________________  (22)
Total Realized Loss (or Amount of Gain)                               $________________  (23)






                                  Exh. 9-14

Escrow Disbursement Detail


------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------
      Type                            Period of
   (Tax /Ins.)       Date Paid        Coverage        Total Paid      Base Amount       Penalties        Interest
------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------
------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------







                                  Exh. 9-15

                                  EXHIBIT 10

                    FORM OF SELLER'S OFFICER'S CERTIFICATE

          I, ____________________, hereby certify that I am the duly elected [Vice] President of GreenPoint Mortgage Funding, Inc., a corporation organized under the laws of the State of New York (the "Company") and further as follows:

          1. Attached hereto as Exhibit 1 is a true, correct and complete copy of the charter of the Company which is in full force and effect on the date hereof and which has been in effect without amendment, waiver, rescission or modification since ___________.

          2. Attached hereto as Exhibit 2 is a true, correct and complete copy of the bylaws of the Company which are in effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification since ___________.

          3. Attached hereto as Exhibit 3 is an original certificate of good standing of the Company issued within ten days of the date hereof, and no event has occurred since the date thereof which would impair such standing.

          4. Attached hereto as Exhibit 4 is a true, correct and complete copy of the corporate resolutions of the Board of Directors of the Company authorizing the Company to execute and deliver each of the Fifth Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2006, by and between Morgan Stanley Mortgage Capital Inc. (the "Purchaser") and the Company (the "Sale and Servicing Agreement") and the Custodial Agreement, dated as of September 1, 2003, by and among the Company, the Purchaser and ______________[CUSTODIAN] (the "Custodial Agreement") [and to endorse the Mortgage Notes and execute the Assignments of Mortgages by original [or facsimile] signature], and such resolutions are in effect on the date hereof and have been in effect without amendment, waiver, rescission or modification since ____________.

          5. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the Sale and Servicing Agreement, the Custodial Agreement, the sale of the mortgage loans or the consummation of the transactions contemplated by the agreements; or (ii) any required consent, approval, authorization or order has been obtained by the Company.

          6. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Sale and Servicing Agreement and the Custodial Agreement conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Company, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.




                                  Exh. 10-1

          7. To the best of my knowledge, there is no action, suit, proceeding or investigation pending or threatened against the Company which, in my judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Sale and Servicing Agreement and the Custodial Agreement, or the mortgage loans or of any action taken or to be taken in connection with the transactions contemplated hereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Sale and Servicing Agreement and the Custodial Agreement.

          8. Each person listed on Exhibit 5 attached hereto who, as an officer or representative of the Company, signed (a) the Sale and Servicing Agreement, (b) the Custodial Agreement and (c) any other document delivered or on the date hereof in connection with any purchase described in the agreements set forth above was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Company, who holds the office set forth opposite his or her name on Exhibit 5, and the signatures of such persons appearing on such documents are their genuine signatures.

          9. The Company is duly authorized to engage in the transactions described and contemplated in the Sale and Servicing Agreement and the Custodial Agreement.





                                  Exh. 10-2

          IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.

Dated:
                                            By: ________________________________
                                                Name:
[Seal]                                          Title:  [Vice] President

          I, ________________________, an [Assistant] Secretary of GreenPoint Mortgage Funding, Inc., hereby certify that ____________ is the duly elected, qualified and acting [Vice] President of the Company and that the signature appearing above is [her] [his] genuine signature.

          IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:
                                            By: ________________________________
                                                Name:
[Seal]                                          Title:  [Assistant] Secretary




                                  Exh. 10-3

                                 EXHIBIT 5 to
                        Company's Officer's Certificate


         NAME                       TITLE                     SIGNATURE

------------------------ ---------------------------- --------------------------

------------------------ ---------------------------- --------------------------

------------------------ ---------------------------- --------------------------

------------------------ ---------------------------- --------------------------

------------------------ ---------------------------- --------------------------

------------------------ ---------------------------- --------------------------

------------------------ ---------------------------- --------------------------

------------------------ ---------------------------- --------------------------

------------------------ ---------------------------- --------------------------


                                  Exh. 10-4

                                  EXHIBIT 11

                     FORM OF OPINION OF COUNSEL TO SELLER


                                                            ______________2006

         Re:

Ladies and Gentlemen:

          I have acted as counsel to GreenPoint Mortgage Funding, Inc., a New York corporation (the "Company"), in connection with certain matters described in the Agreements. In connection with rendering this opinion letter, I, or attorneys working under my direction have examined, among other things, originals, certified copies or copies otherwise identified as being true copies of the following:

          A. Signed copies of the Agreements;

          B. The Company's Certificate of Incorporation

          C. The Company's By-Laws; and

          D. Resolutions adopted by the Board of Directors of the Company.

          For the purpose of rendering this opinion, I have made such documentary, factual and legal examinations as I deemed necessary under the circumstances. As to factual matters, I have relied upon statements, certificates and other assurances of public officials and of officers and other representatives of the Company, and upon such other certificates as I deemed appropriate, which factual matters have not been independently established or verified by me. I have also assumed, among other things, the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies and the authenticity of the originals of such copied documents.

          On the basis of and subject to the foregoing examination, and in reliance thereon, and subject to the assumptions, qualifications, exceptions and limitations expressed herein, I am of the opinion that:

          1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of New York with corporate power and authority to own its properties and conduct its business as presently conducted by it. The Company has the corporate power and authority to execute, deliver, and perform its obligations under the Agreements.

          2. The Agreements have been duly and validly authorized, executed and delivered by the Company.



                                  Exh. 11-1

          3. The Agreements constitute valid, legal and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

          4. No consent, approval, authorization or order of any United States federal or California government authority on the part of the Company is required for the execution, delivery and performance by the Company of the Agreements, except for those consents, approvals, authorizations or orders which previously have been obtained.

          5. The execution, delivery and performance of the Agreements will not, as of the Closing Date, result in a violation of the Certificate of Incorporation or By-Laws of the Company, or, to the best of my knowledge, result in a violation of, or constitute a default under, (i) the terms of any indenture or other agreement or instrument known to me to which the Company is a party or by which it is bound, (ii) any California or United States federal statute or regulation applicable to the Company, or (iii) any order of any State of California or United States federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Company, except in any such case where the violation or default would not have a material adverse effect on the Company or its ability to perform its obligations under the Agreements.

          6. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my judgment, would draw into question the validity of the Agreements or which would be likely to impair materially the ability of the Company to perform under the terms of the Agreements.

          The opinions above are subject to the following additional assumptions, exceptions, qualifications and limitations:

          A. I have assumed that all parties to the Agreements other than the Company have all requisite power and authority to execute, deliver and perform their respective obligations under the Agreements, and that the Agreements have been duly authorized by all necessary corporate action on the part of such parties, have been executed and delivered by such parties and constitute the legal, valid and binding obligations of such parties.

          B. My opinion expressed in paragraph 3 above is subject to the qualifications that (i) the enforceability of the Agreements may be limited by the effect of laws relating to (1) bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances or preferential transfers, and (2) general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Agreements and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to, limit or affect the enforcement of creditors' rights generally and the discretion of the court before which any proceeding for such enforcement may be brought; and (ii) I express no opinion herein with respect to the validity, legality, binding effect or enforceability of provisions for indemnification in the Agreements to the extent such provisions may be held to be unenforceable as contrary to public policy.



                                  Exh. 11-2

          C. My opinion expressed in paragraph 5 above relating to violations of United States federal and California statutes, regulations or orders applicable to the Company is limited to such statutes, regulations or orders that in my experience are typically applicable to a transaction of the nature contemplated by the Agreements.

          D. I have assumed, without independent check or certification, that there are no agreements or understandings among the Company and any other party, which would expand, modify or otherwise affect the terms of the Agreements or the respective rights or obligations of the parties thereunder.

          I am admitted to practice in the State of California, and I render no opinion herein as to matters involving or governed by the laws of any jurisdiction other than the State of California and the federal laws of the United States of America. I also express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the Agreements.

          This opinion letter has been prepared and should be understood in accordance with the Legal Opinion Principles, 53 Bus. Law. 831 (1998), and Guidelines for the Preparation of Closing Opinions, 57 Bus. Law. 345 (2001), of the Committee on Legal Opinions, ABA Section of Business Law.


                                      Very truly yours,




                                      Irene D. Gilbert
                                      General Counsel
                                      GreenPoint Mortgage Funding, Inc.





                                  Exh. 11-3

                                  EXHIBIT 12

                    FORM OF SECURITY RELEASE CERTIFICATION


                                                    ___________________, _____


_________________________________
_________________________________

Attention:_______________________
_________________________________


          Re:    Notice of Sale and Release of Collateral

Dear Sirs:

          This letter serves as notice that GreenPoint Mortgage Funding, Inc., a corporation organized pursuant to the laws of the state of [___________] (the "Company") has committed to sell to Morgan Stanley Mortgage Capital Inc. under a Fifth Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2006, certain mortgage loans originated by the Company. The Company warrants that the mortgage loans to be sold to Morgan Stanley Mortgage Capital Inc. are in addition to and beyond any collateral required to secure advances made by you to the Company.

          The Company acknowledges that the mortgage loans to be sold to Morgan Stanley Mortgage Capital Inc. shall not be used as additional or substitute collateral for advances made by [____________]. Morgan Stanley Mortgage Capital Inc. understands that the balance of the Company's mortgage loan portfolio may be used as collateral or additional collateral for advances made by [___________], and confirms that it has no interest therein.




                                  Exh. 12-1

          Execution of this letter by [___________] shall constitute a full and complete release of any security interest, claim, or lien which [___________] may have against the mortgage loans to be sold to Morgan Stanley Mortgage Capital Inc.


                                       Very truly yours,





                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________
                                                           Date:



Acknowledged and approved:




_____________________________




By:
Name:
Title:
Date:




                                  Exh. 12-2

                                  EXHIBIT 13

                    FORM OF SECURITY RELEASE CERTIFICATION


                        I. Release of Security Interest

          The financial institution named below hereby relinquishes any and all right, title and interest it may have in all Mortgage Loans to be purchased by Morgan Stanley Mortgage Capital Inc. from the Company named below pursuant to that certain Fifth Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2006 and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Company named below or its designees, as of the date and time of the sale of such Mortgage Loans to Morgan Stanley Mortgage Capital Inc.



                                       Name and Address of Financial Institution




                                                        (Name)




                                                       (Address)



                                                        By:


                                  Exh. 13-1

                         II. Certification of Release

          The Company named below hereby certifies to Morgan Stanley Mortgage Capital Inc. that, as of the date and time of the sale of the above-mentioned Mortgage Loans to Morgan Stanley Mortgage Capital Inc. the security interests in the Mortgage Loans released by the above-named financial institution comprise all security interests relating to or affecting any and all such Mortgage Loans. The Company warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.







                                        By:_____________________________________
                                        Title:__________________________________
                                        Date:





                                  Exh. 13-2

                                  EXHIBIT 14

                       FORM OF ASSIGNMENT AND CONVEYANCE

          On this ___ day of __________, ____, GreenPoint Mortgage Funding, Inc. ("Seller"), as (i) the Seller and Servicer under that certain Purchase Price and Terms Letter, dated as of ___________, _____ (the "PPTL"), (ii) the Seller and Servicer under that certain Fifth Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2006 (the "Sale and Servicing Agreement") and, together with the PPTL, the "Agreements") does hereby sell, transfer, assign, set over and convey to Morgan Stanley Mortgage Capital Inc. ("Purchaser") as the Purchaser under the Agreements, without recourse, but subject to the terms of the Agreements, all right, title and interest of, in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit A (the "Mortgage Loans"), together with the Mortgage Files and all rights and obligations arising under the documents contained therein. Each Mortgage Loan subject to the Agreements was underwritten in accordance with, and conforms to, the Underwriting Guidelines attached hereto as Exhibit C. Pursuant to Section 6 of the Sale and Servicing Agreement, the Seller has delivered to the Custodian the documents for each Mortgage Loan to be purchased as set forth in the Custodial Agreement. The contents of each Servicing File required to be retained by the Servicer to service the Mortgage Loans pursuant to the Sale and Servicing Agreement and thus not delivered to the Purchaser are and shall be held in trust by the Seller in its capacity as Servicer for the benefit of the Purchaser as the owner thereof. The Servicer's possession of any portion of the Servicing File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Sale and Servicing Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller or the Servicer shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Servicer at the will of the Purchaser in such custodial capacity only.

          The Mortgage Loan Package characteristics of the Mortgage Loans subject hereto are set forth on Exhibit B hereto.

          In accordance with Section 6 of the Sale and Servicing Agreement, the Purchaser accepts the Mortgage Loans listed on Exhibit A attached hereto. Notwithstanding the foregoing the Purchaser does not waive any rights or remedies it may have under the Agreements.

          Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Sale and Servicing Agreement.

                           [Signature Page Follows]





                                  Exh. 14-1

                                        GREENPOINT MORTGAGE FUNDING, INC.,



                                        By: ____________________________________
                                            Name:
                                            Title:



Accepted and Agreed:




MORGAN STANLEY MORTGAGE CAPITAL INC.




By:  ________________________________________
     Name:
     Title:





                                  Exh. 14-2

                                   EXHIBIT A
                    TO ASSIGNMENT AND CONVEYANCE AGREEMENT

                              THE MORTGAGE LOANS




                                  Exh. 14-3

                                   EXHIBIT B
                    TO ASSIGNMENT AND CONVEYANCE AGREEMENT

            REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE POOL
                CHARACTERISTICS OF EACH MORTGAGE LOAN PACKAGE

          Pool Characteristics of the Mortgage Loan Package as delivered on the related Closing Date:


          No Mortgage Loan has: (1) an outstanding principal balance less than $_________; (2) an origination date earlier than _ months prior to the related Cut-off Date; (3) an CLTV of greater than _____%; (4) a FICO Score of less than ___; or (5) a debt-to-income ratio of more than __%. Each Mortgage Loan has a Mortgage Interest Rate of at least ___% per annum and an outstanding principal balance less than $_________. Each Adjustable Rate Mortgage Loan has an Index of [_______].



                                  Exh. 14-4

                                   EXHIBIT C
                    TO ASSIGNMENT AND CONVEYANCE AGREEMENT

                            UNDERWRITING GUIDELINES




                                  Exh. 14-5

                                  EXHIBIT 15

                 FORM OF ASSIGNMENT AND RECOGNITION AGREEMENT

          THIS ASSIGNMENT AND RECOGNITION AGREEMENT, dated [____________ __, 20__] ("Agreement"), among Morgan Stanley Mortgage Capital Inc. ("Assignor"), [____________________] ("Assignee") and [SELLER] (the "Company"):

          For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

Assignment and Conveyance

          1. The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A (the "Mortgage Loans") and (b) except as described below, that certain Fifth Amended and Restated Mortgage Loan Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of June 1, 2006 between the Assignor, as purchaser (the "Purchaser"), and the Company, as seller, solely insofar as the Sale and Servicing Agreement relates to the Mortgage Loans.

          The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to (a) Subsection 7.05 of the Sale and Servicing Agreement or (b) any mortgage loans subject to the Sale and Servicing Agreement which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement.

Recognition of the Company

          2. From and after the date hereof (the "Securitization Closing Date"), the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights under the Sale and Servicing Agreement (solely to the extent set forth herein) and this Agreement to [__________________] (the "Trust") created pursuant to a Pooling and Servicing Agreement, dated as of [__________, 200_] (the "Pooling Agreement"), among the Assignee, the Assignor, [___________________], as trustee (including its successors in interest and any successor trustees under the Pooling Agreement, the "Trustee"), [____________________], as servicer (including its successors in interest and any successor servicer under the Pooling Agreement, the "Servicer"). The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans, (ii) the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the Mortgage Loans, (iii) the Trust (including the Trustee and the Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Sale and Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Section 6 of the Sale and Servicing Agreement, and shall be entitled to enforce all of the



                                  Exh. 15-1
obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser, the Custodian or the Bailee under the Sale and Servicing Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust (including the Trustee and the Servicer acting on the Trust's behalf). Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Sale and Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Sale and Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Trustee.

Representations and Warranties of the Company

          3. The Company warrants and represents to the Assignor, the Assignee and the Trust as of the date hereof that:

          (a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

          (b) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under the Sale and Servicing Agreement. The execution by the Company of this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement; and

          (d) There is no action, suit, proceeding or investigation pending or to the Company's knowledge, threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Sale and Servicing Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Sale and Servicing Agreement, and the Company is solvent.



                                  Exh. 15-2

          4. Pursuant to Section 15 of the Sale and Servicing Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in
Section 7.01 and Section 7.02 of the Sale and Servicing Agreement are true and correct as of the date hereof as if such representations and warranties were made on the date hereof unless otherwise specifically stated in such representations and warranties.

Remedies for Breach of Representations and Warranties

          5. The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee and the Trust (including the Trustee and the Servicer acting on the Trust's behalf) in connection with any breach of the representations and warranties made by the Company set forth in Sections 3 and 4 hereof shall be as set forth in Subsection 7.03 of the Sale and Servicing Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

Miscellaneous

          6. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase Agreement is:

              [Assignee]
              [Address]
              Attention:  [_______]
              Telephone:  [________]
              Telecopy:  [________]

          7. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          8. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Trustee.

          9. This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Servicer acting on the Trust's behalf). Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

          10. Each of this Agreement and the Sale and Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Sale and Servicing Agreement (to the extent assigned hereunder) by Assignor to Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Sale and Servicing Agreement.



                                  Exh. 15-3

          11. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

          12. In the event that any provision of this Agreement conflicts with any provision of the Sale and Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

          13. Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Sale and Servicing Agreement.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                        GREENPOINT MORTGAGE FUNDING, INC.,



                                        By:_____________________________________
                                        Name:___________________________________
                                        Its:



                                        MORGAN STANLEY MORTGAGE CAPITAL INC.



                                        By:_____________________________________
                                        Name:___________________________________
                                        Its:

                                  EXHIBIT 16

                             ANNUAL CERTIFICATION

     Re: The Fifth Amended and Restated Mortgage Loan Sale and Servicing Agreement dated as of June 1, 2006 (the "Agreement"), among Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.

          I, ________________________________, the _______________________ of
GreenPoint Mortgage Funding, Inc., certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

          (1)______I have reviewed the servicer compliance statement of the Seller provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Seller's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB and identified as the responsibility of the Seller on Exhibit 17 of the Fifth Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2006 (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Seller during 200[ ] that were delivered by the Seller to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Seller Servicing Information");

          (2)______Based on my knowledge, the Seller Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Seller Servicing Information;

          (3)______Based on my knowledge, all of the Seller Servicing Information required to be provided by the Seller under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

          (4)______I am responsible for reviewing the activities performed by the Seller as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Seller has fulfilled its obligations under the Agreement in all material respects; and

          (5)______The Compliance Statement required to be delivered by the Seller pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Seller and by any Subservicer or Subcontractor pursuant to the Agreement, have been



                                  Exh. 16-1
provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                        Date:  _________________________________



                                        By:  ___________________________________
                                            Name:
                                            Title:




                                  Exh. 16-2

                                  EXHIBIT 17

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

          The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

------------------------------------------------------------------------------------------ ----------------------
                                                                                                  Applicable
                                   Servicing Criteria                                         Servicing Criteria
------------------------------------------------------------------------------------------ ----------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------- ----------------------
                                       General Servicing Considerations
--------------------                                                                       ----------------------
                     Policies and procedures are instituted to monitor any performance               X
                     or other triggers and events of default in accordance with the
1122(d)(1)(i)        transaction agreements.
--------------------                                                                       ----------------------
                     If any material servicing activities are outsourced to third                    X
                     parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing
1122(d)(1)(ii)       activities.
--------------------                                                                       ----------------------
                     Any requirements in the transaction agreements to
                     maintain a back-up servicer for the mortgage loans are
1122(d)(1)(iii)      maintained.
--------------------                                                                       ----------------------
                     A fidelity bond and errors and omissions policy is in effect on the             X
                     party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
1122(d)(1)(iv)       agreements.
--------------------                                                                       ----------------------
                                      Cash Collection and Administration
--------------------                                                                       ----------------------
                     Payments on mortgage loans are deposited into the appropriate                   X
                     custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of
1122(d)(2)(i)        days specified in the transaction agreements.
--------------------                                                                       ----------------------
                     Disbursements made via wire transfer on behalf of an obligor or to              X
1122(d)(2)(ii)       an investor are made only by authorized personnel.
--------------------                                                                       ----------------------
                     Advances of funds or guarantees regarding collections, cash flows               X
                     or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the
1122(d)(2)(iii)      transaction agreements.
--------------------                                                                       ----------------------
                     The related accounts for the transaction, such as cash
                     reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g.,
                     with X respect to commingling of cash) as set forth in
1122(d)(2)(iv)       the transaction agreements.
--------------------                                                                       ----------------------
                     Each custodial account is maintained at a federally insured                     X
                     depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
1122(d)(2)(v)        13k-1(b)(1) of the Securities Exchange Act.
--------------------                                                                       ----------------------
                     Unissued checks are safeguarded so as to prevent unauthorized                   X
1122(d)(2)(vi)       access.
--------------------                                                                       ----------------------
                     Reconciliations are prepared on a monthly basis for all                         X
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days
1122(d)(2)(vii)      specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                                      Investor Remittances and Reporting
-------------------- --------------------------------------------------------------------- ----------------------


                                  Exh. 17-1

------------------------------------------------------------------------------------------ ----------------------
                                                                                                  Applicable
                                   Servicing Criteria                                         Servicing Criteria
------------------------------------------------------------------------------------------ ----------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------- ----------------------
                     Reports to investors, including those to be filed with the                      X
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
1122(d)(3)(i)        Servicer.
--------------------                                                                       ----------------------
                     Amounts due to investors are allocated and remitted in accordance               X
                     with timeframes, distribution priority and other terms set forth in
1122(d)(3)(ii)       the transaction agreements.
--------------------                                                                       ----------------------
                     Disbursements made to an investor are posted within two business
                     days to the Servicer's investor records, or such other number of                X
1122(d)(3)(iii)      days specified in the transaction agreements.
--------------------                                                                       ----------------------
                     Amounts remitted to investors per the investor reports
                     agree with cancelled checks, or other form of payment, or
1122(d)(3)(iv)       custodial bank statements.                                                      X
--------------------                                                                       ----------------------
                                          Pool Asset Administration
--------------------                                                                       ----------------------
                     Collateral or security on mortgage loans is maintained as                       X
                     required by the transaction agreements or related
1122(d)(4)(i)        mortgage loan documents.
--------------------                                                                       ----------------------
                     Mortgage loan and related documents are safeguarded as required by              X
1122(d)(4)(ii)       the transaction agreements
--------------------                                                                       ----------------------
                     Any additions, removals or substitutions to the asset pool are                  X
                     made, reviewed and approved in accordance with any conditions or
1122(d)(4)(iii)      requirements in the transaction agreements.
--------------------                                                                       ----------------------
                     Payments on mortgage loans, including any payoffs, made in                      X
                     accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage
1122(d)(4)(iv)       loan documents.
--------------------                                                                       ----------------------
                     The Servicer's records regarding the mortgage loans agree with the              X
                     Servicer's records with respect to an obligor's unpaid principal
1122(d)(4)(v)        balance.
--------------------                                                                       ----------------------
                     Changes with respect to the terms or status of an obligor's                     X
                     mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with
1122(d)(4)(vi)       the transaction agreements and related pool asset documents.
--------------------                                                                       ----------------------
                     Loss mitigation or recovery actions (e.g., forbearance plans,                   X
                     modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements
1122(d)(4)(vii)      established by the transaction agreements.
--------------------                                                                       ----------------------
                     Records documenting collection efforts are maintained during the                X
                     period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency
1122(d)(4)(viii)     is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------------------
                     Adjustments to interest rates or rates of return for mortgage loans             X
                     with variable rates are computed based on the related mortgage loan
1122(d)(4)(ix)       documents.
-------------------- --------------------------------------------------------------------- ----------------------


                                  Exh. 17-2

------------------------------------------------------------------------------------------ ----------------------
                                                                                                  Applicable
                                   Servicing Criteria                                         Servicing Criteria
------------------------------------------------------------------------------------------ ----------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------- ----------------------
                     Regarding any funds held in trust for an obligor (such as escrow                X
                     accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws;
                     and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other
1122(d)(4)(x)        number of days specified in the transaction agreements.
--------------------                                                                       ----------------------
                     Payments made on behalf of an obligor (such as tax or insurance                 X
                     payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such
1122(d)(4)(xi)       other number of days specified in the transaction agreements.
--------------------                                                                       ----------------------
                     Any late payment penalties in connection with any payment to be                 X
                     made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the
1122(d)(4)(xii)      obligor's error or omission.
--------------------                                                                       ----------------------
                     Disbursements made on behalf of an obligor are posted                           X
                     within two business days to the obligor's records
                     maintained by the servicer, or such other number of days
1122(d)(4)(xiii)     specified in the transaction agreements.
--------------------                                                                       ----------------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are                       X
                     recognized and recorded in accordance with the transaction agreements.
--------------------                                                                       ----------------------
                     Any external enhancement or other support, identified in
                     Item 1114(a)(1) through (3) or Item 1115 of Regulation
1122(d)(4)(xv)       AB, is maintained as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------

-------------------- --------------------------------------------------------------------- ----------------------



                                        [GREENPOINT MORTGAGE FUNDING,
                                           INC.] [NAME OF SUBSERVICER]



                                        Date:___________________________________



                                        By:  ___________________________________
                                            Name:
                                            Title:




                                  Exh. 17-3

                                  EXHIBIT 18

                      ADDITIONAL DISCLOSURE NOTIFICATION



[__________[
as [Securities Administrator and Master Servicer]
[__________]
[__________]
Fax: [__________]
E-mail:  [__________]
Attn:  [__________]

         Re:      **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

                  In accordance with Section [11.19(d)][11.19(e)][11.19(f)] of the Fifth Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of [_____], 20[_] among [__________], as Depositor, GreenPoint Mortgage Funding, Inc., [__________], as Master Servicer, and [__________] as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:



List of any attachments hereto to be included in the Additional Form [ ]
Disclosure:

          Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].


                                        [NAME OF PARTY]
                                            as [role]



                                        By: ____________________________________
                                            Name:
                                            Title:













                                  Exh. 18-1